Goldman Sachs Funds

INTERNATIONAL EQUITY FUNDS

Semiannual Report February 28, 2001

PENYEBAR FIKIRAN RAKYAT
Utusan
港股

Long-term capital growth potential

through investments in equity markets

located around the world.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Market Review

Dear Shareholder:

International equities followed their U.S. counterparts by falling during the six-month reporting period that ended February 28, 2001.

Technology-oriented stocks and country-specific problems were the main culprits.

  Market Review: Weakness on the International Front — The stock market correction that occurred in the U.S. took place abroad as well, as most developed and emerging markets declined during the reporting period. In Europe, the technology, media and telecom (TMT) sectors fuelled the decline, and concerns over the direction of interest rates and the falling euro currency also served to undermine investor confidence. Extreme volatility continued to characterize the market, compounded by thin trading volumes. While the market had several mini-rebounds, they were not enough to combat market weakness.

  The situation was even more precarious in Japan, as its stock market posted extremely weak results during the period. The country’s prolonged economic slump, coupled with the technology correction and questions regarding the pace of meaningful government and corporate reforms, all took their toll. Asia was not spared from the market’s troubles. In addition to the fallout from the technology sector, rising global interest rates hampered results in the region.

  The Economy: Some Reasons for Optimism — While the European economy is currently slowing, the prospects for Continental Europe are relatively positive. This is due to a favorable mixture of positive long-term structural developments, and supportive medium-term economic and corporate fundamentals. Currently, the consensus is that the economy will experience a soft landing, with stronger growth rates than in the U.S. The situation in Japan is less clear, as its economy continues to decelerate. However, stock valuations have already corrected to undemanding levels, suggesting that most of the negative factors are already reflected in share prices. The looser monetary policy in the U.S. will likely be a key catalyst for many sectors in Asia. Valuations in Asia are significantly lower than in the U.S., European and Japanese markets. While a modest economic slowdown is expected, growth rates in Asia could eclipse other international countries.

  In summary, it has been an eventful period in the financial markets, one that we believe magnifies the importance of a long-term investment approach and the value of professional investment management and advice. As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

  Sincerely,

David B. Ford Co-Head, Goldman Sachs Asset Management	David W. Blood Co-Head, Goldman Sachs Asset Management
March 15, 2001

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

What Differentiates Goldman Sachs’
International Equity Investment Process?

The Goldman Sachs International Equity Team combines global resources and regional market expertise. We believe that collaboration among global research teams provides a competitive advantage when managing regional and multi-regional portfolios. Our goal is to deliver international diversification and strong, consistent investment results through a disciplined investment process that focuses on regional research teams, bottom-up stock selection and disciplined portfolio construction.

1 REGIONAL RESEARCH TEAMS
  Research teams based in London, New York, Tampa, Tokyo and Singapore
  Intensive dialogue between regional research teams creates a global perspective of industry trends and allows us to identify investment opportunities
  Regional presence contributes to local market expertise
2 BOTTOM-UP STOCK SELECTION

Our research teams identify quality companies, extensively evaluate their business and assess the following criteria:

  Possess strong market positions
  Led by skilled managers who think and act like owners
  Ability to generate high or improving returns on capital
  Trade at a discount to our analysis of fair value
3 DISCIPLINED PORTFOLIO CONSTRUCTION

Portfolio construction is particularly important when constructing capitalization- and region-specific portfolios. Advantages of our stringent portfolio construction process include:

  Effective implementation of research views
  Appropriate distribution of risk across portfolios
  Consistency of overall return
R E S U LT

International equity portfolios that offer:

  Access to markets across the world
  Region- or capitalization-specific diversification opportunities
  Confidence that portfolio managers have hands-on knowledge of each company

FUND BASICS

European Equity Fund
as of February 28, 2001

PERFORMANCE REVIEW
	Fund Total Return (without sales charge)[1]
August 31, 2000–February 28,2001		MSCI Europe Index[2]

Class A	–13.77%	–11.07%
Class B	–13.91	–11.07
Class C	–14.10	–11.07
Institutional	–13.49	–11.07
Service	–13.66	–11.07

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.
[2]	The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/00	Class A	Class B	Class C	Institutional	Service

One Year	–10.40%	–10.38%	–6.67%	–4.58%	–4.97%
Since inception	13.07	14.06	15.44	16.69	16.16
(10/1/98)

[3]

The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In its absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 2/28/01
Holding	% of Total Net Assets	Line of Business

GlaxoSmithKline PLC	4.6%	Health
Vodafone AirTouch PLC	4.2	Telecommunications
Royal Dutch Petroleum Co.	2.9	Energy Resources
BP Amoco PLC	2.8	Energy Resources
ING Groep NV	2.7	Financial Services
Nestle SA	2.6	Food & Beverage
HSBC Holdings PLC	2.5	Banks
Diageo PLC	2.3	Tobacco
Telefonaktiebolaget LM Ericsson AB	2.1	Telecommunications
Tesco PLC	2.1	Specialty Retail

The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS

European Equity Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs European Equity Fund for the six-month period that ended February 28, 2001.

Performance Review

Over the six-month period that ended February 28, 2001, the Fund’s Class A, B, C, Institutional and Service Share classes generated cumulative total returns, without sales charges, of –13.77%, –13.91%, –14.10%, –13.49%, and –13.66%, respectively. These returns compare to the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe Index, which generated a cumulative total return of –11.07%

The period under review was one of extremely high volatility in global markets, with European markets being no exception. The Fund’s overall negative returns were largely due to our overweight positions in Technology, Media and Telecom (TMT) stocks, which continued to come under pressure from funding and earnings concerns. Investors continued their rotation out of new economy stocks towards Pharmaceuticals, Consumer Staples and non-bank Financials, which are perceived to be safer havens that offer more tangible earnings prospects.

Portfolio Composition

Our positioning in the Fund has remained broadly consistent over the past six months, with a continued emphasis on "long duration" assets — typically with visible growth prospects, enduring franchises and strong relative pricing power. Our core positions included an overweight in Information Technology, Telecoms and Consumer Staples. We continued to underweight the Consumer Discretionary, Utilities and Basic Materials sectors.

As always, stock selection continues to drive our positioning, and we have increased our exposure to Consumer Cyclical stocks, which tend to perform well in a falling interest rate environment. To this end, we have initiated a position in BMW, the German automobile manufacturer, which we believe has an attractive valuation and is well positioned to achieve strong growth due to their brand strength and strategy. Another example was Electrolux, a consumer goods manufacturer, which benefits from increased consumer spending on domestic appliances. In addition, we have moved to an underweight in Oil stocks, as we believe that valuation in the sector are near their historical highs.

Overall, the Fund remains focussed on market leaders, such as Vodafone, ASM Lithography and Infineon Technologies, whose strong market positions give them competitive advantage in innovation and are perceived to be attractive on valuation grounds. The same is true in the Pharmaceutical sector, where our largest holding is GlaxoSmithKline. The Firm, which was formed through the merger of Glaxo Wellcome and SmithKline Beecham is an industry powerhouse capable of leveraging a vast research and development budget.

Portfolio Highlights

  GlaxoSmithKline PLC —With the completion of its merger at the end of the year, the company dominates the global pharmaceuticals industry with its large research and development capacity and formidable distribution capability. The company has a 7% global

3

PORTFOLIO RESULTS

market share and is number one in terms of sales in the U.S. and Europe. In addition, strong cash generation is driven by its sustained top line growth in pharmaceuticals. Their recently launched or soon to be launched products are driving a good part of the forecast growth and include Ziagen (AIDS), Advair (asthma), Zeffix (hepatitis), & Avandia (diabetes).

  Lafarge SA —Lafarge’s key products include cement and building materials. It has successfully reinvested cash from its high margin domestic business into widespread global exposure, and has driven vertical integration. It also has strong positions in selected emerging cement markets. In addition, the acquisition of Blue Circle in the UK has strengthened Lafarge’s geographical profile. The company has a solid track record of value-enhancing deals, and has strong free cash flow to help pay down debt.

  Unilever PLC —Unilever has one of the strongest portfolios of packaged products in the world. With the company’s acquisition of Bestfoods in the U.S. in 2000, the company is now the world’s third largest food company. We forecast a solid level of earnings growth over the next few years, which will be mainly driven by organic top-line growth and ambitious cost cutting.

  Portfolio Outlook

  Growth prospects in Europe are currently expected to be lower for the first half of 2001 as compared to 2000. We now believe economic growth will drift down to approximately 2.5% during 2001, which represents a more sustainable level going forward. Despite weaker than expected industrial production in the first half of the year, there are signs that consumption will provide support for GDP growth. Strong initial French consumption figures for 2001 provide evidence that French consumer confidence is rising, indicating their willingness to spend their buoyant incomes. And in the beginning of February, European Central Bank (ECB) president Duisenberg said Euroland growth should be able to resist the economic threat from weaker U.S. activity, and they expect above trend growth — nearer the 3% level. With little evidence of an inflationary threat, the ECB is likely to retain a wait and see attitude until the summer before potentially cutting European interest rates.

  We continue to believe that there are attractive investment opportunities across Europe for a number of reasons, including increased corporate rationalism and mergers and acquisition; improving revenue and profits of European companies, and the increased awareness of equities as an investment tool.

  We thank you for your investment and look forward to earning your continued confidence.

  Goldman Sachs European Equity Investment Team

  London
  March 15, 2001

FUND BASICS

International Equity Fund
as of February 28, 2001

PERFORMANCE REVIEW
	Fund Total Return (without sales charge)[1]
August 31, 2000–February 28, 2001		MSCI EAFE Index[2]

Class A	–16.20%	–14.20%
Class B	–16.44	–14.20
Class C	–16.45	–14.20
Institutional	–15.92	–14.20
Service	–16.15	–14.20

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

2 The MSCI EAFE Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses. In addition, investors cannot invest directly into the Index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/00	Class A	Class B	Class C	Institutional	Service

One Year	–18.62%	–18.57%	–15.14%	–13.32%	–13.71%
Five Years	9.28	N/A	N/A	N/A	10.67[4]
Since Inception	9.65	7.74	5.44	10.81	10.51[4]
	(12/1/92)	(5/1/96)	(8/15/97)	(2/7/96)	(12/1/92)

3  The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

4  Performance data for Service shares prior to 3/6/96 is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the International Equity Fund reflects the expenses applicable to the Fund’s Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 2/28/01
Holding	% of Total Net Assets	Line of Business

GlaxoSmithKline PLC	2.6%	Drugs
Royal Dutch Petroleum Co.	2.4	Energy Resources
Vodafone AirTouch PLC	2.2	Telecommunications
Nestle SA	2.2	Food & Beverage
Diageo PLC	1.9	Food & Beverage
ING Groep NV	1.8	Financial Services
Telefonaktiebolaget LM Ericsson AB	1.5	Telecommunications
BP Amoco PLC	1.5	Energy Resources
Telefonica de Espana SA	1.4	Telecommunications
Tesco PLC	1.4	Specialty Retail

The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS

International Equity Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs International Equity Fund for the six-month period that ended February 28, 2001.

Performance Review

Over the six-month period that ended February 28, 2001, the Fund’s Class A, B, C, Institutional and Service Share classes generated cumulative total returns, without sales charges, of  –16.20%,  –16.44%,  –16.45%,  –15.92%, and  –16.15%, respectively. These figures compare to the –14.20% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) (unhedged).

The Fund’s overall returns and underperformance versus its benchmark were largely due to our overweight positions in Technology, Media and Telecom (TMT) stocks early in the reporting period. However, in response to growth and valuation concerns we adjusted the portfolio towards sectors such as Consumer Staples and non-bank Financials, where earnings prospects were perceived to be more tangible.

Portfolio Composition

In general terms, we are maintaining our defensive strategy, given the sudden and violent sector rotations that currently appear to be the hallmark of the global markets. We continue to favor growth defensive sectors such as Pharmaceuticals, as well as areas of the market that exhibit a degree of insulation from a global slowdown, such as the aforementioned Consumer Staples and non-bank Financials. We are currently slightly overweight in Technology, as we believe that at current valuations many stocks in this sector appear attractive. We are also mindful of the fact that, just as Technology behaved as a cyclical sector as economic activity slowed last year, it may well demonstrate a similar leadership role in the market as the global economy recovers. This would suggest that, as inventories are drawn down and demand recovers, the sector could well enjoy a significant and early rebound, for which we want to be well positioned.

On a regional basis, we have moved to an overweight position in Japan, where we believe a weaker yen may affect the export sector in a more positive way than current valuations suggest. We have become more cautious on Continental Europe, given the scope for further earnings downgrades.

Portfolio Highlights

  Bank of Ireland — The Bank of Ireland is well positioned to take advantage of continued economic growth, and an increased penetration of financial products in the Irish economy. The Bank derives over 70% of its profits from Ireland and thus is a more geared play on Ireland than Allied Irish Banks. Our overweight position in this stock served us well during the period.

  Ricoh Co. Ltd. — Ricoh is one of the leading image equipment makers in the world, and one of our best relative performers in Japan. The company is expanding into new areas such as laser printing. There is also a significant restructuring program of unprofitable businesses

PORTFOLIO RESULTS

underway, which should help buttress the company’s underlying earnings. We continue to favor this stock due to its exposure to the domestic economy, its global network solutions business and its attractive valuation.

  Woolworths Ltd. — Woolworths is a supermarket, discount store and specialty store operator in Australia. It continues to outperform on the back of strong sales, increasing market share and aggressive cost cutting measures. The company has a steady and sustainable earnings stream, and our overweight position has been one of our top contributors to relative performance.

  Portfolio Outlook

  Europe — We are less positive on the outlook for Continental Europe than at the end of last year. This is primarily due to a downward revision in corporate earnings, which we believe the market has yet to fully price in, and which is further threatened by the rebound of the euro currency. On a comparative basis, the region is now trading on a similar price/earnings valuation to that of the U.S., which sits uncomfortably with the valuation premium that the U.S. market has historically commanded.
  Japan — We are moving to an overweight position in Japan, but remain relatively cautious, due to the increased risk of negative earnings surprises in coming quarters amid a decelerating global economy. However, stock valuations have already corrected substantially, suggesting that most of the negative news has been factored into share prices. In addition, as investors become more confident of the earnings outlook for the next fiscal year — with better visibility of corporate fundamentals — we expect the market to move back to an upward trend.
  Asia — Early in 2001, the U.S. Federal Reserve Board made the first of what is potentially a series of interest rate cuts, as macroeconomic data continued to show signs of a weakening economy. Being at the beginning of this trend, interest rate-sensitive sectors in Asia continue to have significant scope for outperformance going forward. This is particularly true in Hong Kong, where the currency is pegged against the U.S. dollar. Though the Technology sector has fallen significantly and may look relatively inexpensive on a historical basis, potential for negative news flow continuing into the first quarter 2001 makes it unlikely that a meaningful, sustainable rally will take place in the short-term.

  As always, we appreciate your confidence and look forward to serving your investment needs in the future.

  Goldman Sachs International Equity Investment Team

  London, Tokyo, Singapore
  March 15, 2001

7

FUND BASICS

Japanese Equity Fund
as of February 28, 2001

PERFORMANCE REVIEW
	Fund Total Return (without sales charge)[1]
August 31, 2000–February 28, 2001		TOPIX (USD)[2]

Class A	–27.54%	–25.32%
Class B	–27.73	–25.32
Class C	–27.69	–25.32
Institutional	–27.27	–25.32
Service	–27.44	–25.32

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.
2 The Tokyo Price Index (TOPIX) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the unmanaged Index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/00	Class A	Class B	Class C	Institutional	Service

One Year	–32.60%	–32.45%	–29.79%	–28.18%	–28.50%
Since inception	10.92	11.70	12.76	13.98	13.35
(5/1/98)

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 2/28/01
Holding	% of Total Net Assets	Line of Business

NTT Mobile Communications Network, Inc.	5.9%	Telecommunications
Takeda Chemical Industries Ltd.	2.9	Drugs
Toyota Motor Corp.	2.9	Auto
Canon, Inc.	2.8	Computer Hardware
Kao Corp.	2.7	Consumer Products
Rohm Co.	2.5	Electronics Equipment
Murata Manufacturing Co. Ltd.	2.4	Electronics Equipment
Tokyo Electric Power	2.1	Electrical Utilities
Ricoh Co. Ltd.	2.0	Computer Hardware
Fuji Photo Film Ltd.	2.0	Leisure

The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS

Japanese Equity Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs Japanese Equity Fund for the six-month period that ended February 28, 2001.

Performance Review

Over the six-month period that ended February 28, 2001, the Fund’s Class A, B, C, Institutional and Service Share classes generated cumulative total returns, without sales charges, of –27.54%, –27.73%, –27.69%, –27.27%, and –27.44%, respectively. These figures compare to the –25.32% cumulative total return of the Fund’s benchmark, the Tokyo Price Index (TOPIX).

As these returns indicate, it has been an extremely difficult period in the Japanese equity market. Both stock selection and sector allocation also contributed negatively to the Fund’s relative performance. Although an overweight position in the Chemical sector was successful, an underweight in the Auto sector and overweight in Electronic Machinery were negative contributors. At the security level, holdings such as Matsumoto-Kiyoshi detracted from results. The firm’s interim results fell short of expectations, with operating profit declining 12%, versus expectations for double-digit growth. We have since eliminated the stock from the Fund’s portfolio.

Sector Allocation

As of February 28, 2001, the Fund held large positions in the Industrial Machinery, Drug and Cosmetics, and Business Machines sectors, while we continued to be underweight in the Autos and Banking sectors. It is important to note that the Fund’s sector weightings are the result of our bottom-up stock selection process, rather than sector-based decisions.

Portfolio Highlights

  Ricoh Co. Ltd. — Ricoh is one of leading imaging equipment makers in the world. The company has a strong position in the copy machine market, coupled with an extensive global sales and maintenance network. Investors recently approved an acquisition of the U.S. copier sales firm, Lanier, and it is expected that this will help Ricoh to expand its presence in the U.S.
  Matsushita Electric Works Ltd. — Matsushita Electric Works is a leading maker of building materials and lighting equipment. The firm’s results for the fiscal year 2000 came in above projections, as it posted unexpectedly strong growth in the control equipment and electronic materials. Furthermore, the company announced a share buyback plan in January 2001.
  Kao Corp. — Kao is the largest manufacturer of home products, including personal care, cleaning and sanitary items. The company announced its interim results for the fiscal year 2000 with operating profits exceeding projections. In addition, investors favored Kao’s strong track record with steady earnings growth in the volatile markets.

PORTFOLIO RESULTS

Outlook

Concerns over weak external demand, caused by a slowdown in the global economy, continued domestic deflationary pressure, and increased risk of earnings disappointments, has caused investors to become more sceptical about the sustainability of the current profit cycle. This confluence of events will likely continue to be a drag on the equity market. Therefore, we maintain a cautious stance on the Japanese equity market over the near term.

However, stock valuations appear relatively reasonable, with consolidated price-to-earnings (ex-financials) multiples based on current forecasts for fiscal year 2002 standing at 27 times. At such a level it would appear that almost all the negative factors are already reflected in current prices. In such an environment, if any positive news emerges in the market, we believe that stock prices could selectively rebound. Such positive catalysts could include a confirmation of a soft-landing in the global economies, driven by monetary easing in the U.S., signs of bottoming out in demand in electronics devices, or re-acceleration of Japanese corporate restructuring momentum.

We appreciate your continued support and look forward to reporting on the Fund’s progress in the future.

Goldman Sachs Japanese Equity Team
Tokyo
March 15, 2001

FUND BASICS

International Growth Opportunities Fund*
as of February 28, 2001

PERFORMANCE REVIEW
	Fund Total Return (without sales charge)[1]
August 31, 2000–February 28, 2001		MSCI EAFE Small Cap[2]

Class A	–22.40%	–11.57%
Class B	–22.60	–11.57
Class C	–22.62	–11.57
Institutional	–22.24	–11.57
Service	–22.34	–11.57

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

2 The unmanaged MSCI EAFE Small Cap Index, incepted 1/15/98, includes 1,502 securities from 23 developed markets with a capitalization range of $200–$800 million and a general regional allocation of 60% Europe, 30% Japan and 10% Asia. Total returns are calculated without dividends reinvested. The Index figures do not reflect fees or expenses. In addition, investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/00	Class A	Class B	Class C	Institutional	Service

One Year	–16.53%	–16.48%	–12.97%	–11.09%	–11.47%
Since inception	9.71	10.59	11.60	12.80	12.18
(5/1/98)

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 2/28/01
Holding	% of Total Net Assets	Line of Business

Tomra Systems ASA	1.9%	Machinery
Group 4 Falck A/S	1.6	Electrical Equipment
Thiel Logistik AG	1.6	Computer Software
Vestas Wind Systems A/S	1.6	Energy Resources
Eniro AB	1.5	Publishing
Man Group PLC	1.5	Financial Services
Serco Group	1.4	Business Services
Elior	1.4	Food & Beverage
Altran Technologies SA	1.3	Business Services
Brembo SpA	1.3	Auto

The top 10 holdings may not be representative of the Fund’s future investments.
*Effective December 29, 2000 the International Small Cap Fund has been renamed the International Growth Opportunities Fund.

PORTFOLIO RESULTS

International Growth Opportunities Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs International Growth Opportunities Fund (previouslycalled the Goldman Sachs International Small Cap Fund) for the six-month period that ended February 28, 2001.

Performance Review

Over the six-month period that ended February 28, 2001, the Fund’s Class A, B, C, Institutional and Service Share classes produced cumulative total returns, without sales charges, of –22.40%, –22.60%, –22.62%, –22.24% and –22.34%, respectively. These results compare to the –11.57% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Small Cap Europe, Australasia, Far East Small Cap Index (the "MSCI EAFE Small Cap Index").

There were several factors that contributed to the Fund’s underperformance versus the MSCI EAFE Small Cap Index during this period. First, in the short-term, there has been a move away from “growth” stocks and increased institutional investment in “value” stocks. Our analysis confirms that the MSCI EAFE Small Cap Index holds a value bias, while the Fund holds a significant growth bias. Worldwide growth indices have confirmed this trend, with dramatic declines during the period. The NASDAQ Composite declined 46.56%, and the technology-dominated German Neuer Market fell 68.24% during the six-month period.

Second, market volatility has risen dramatically, and the substantial correction in the Technology, Media and Telecom (TMT) sector has been the key catalyst of market movements. Earnings downgrades from bellwether stocks in the sector, coupled with fears of a “hard landing” scenario in the U.S., have exacerbated the sell-off. While European economies appear to be in a stronger position relative to the U.S., there is a continuing debate as to the magnitude of the global slowdown. What is clear, however, is that until such time as interest rate cuts in the U.S. and Europe outweigh current sentiment in equity markets, we expect to see continued higher levels of volatility.

In terms of specific stocks, negative contributors included Intershop Communications, a business solutions company. The company was disappointed when it said that its fourth quarter 2000 order book was weaker than expected. Also, Versatel Telecom declined, due to increased competition in the Dutch market, and because of fears that alternate telecom companies would be unable to fund their business plan rollouts.

Portfolio Highlights

  Vestas Wind Systems A/S — Vestas, the world leader in wind turbine production, benefited from the continuous move towards renewable forms of energy throughout Europe. We see Vestas as being in a strong position when this trend extends further into the U.S. and Asia.
  Berkeley Group — Berkeley Group is a quality UK property company, which has continued to benefit from its aggressive expansion in the UK property market. It has excelled with its strategy to target the upper end of the market, where prices have continued to increase.
  Rhoen Klinikum AG — Rhoen Klinkium, a German medical outsource firm, saw significant gains from the expansion of private health care in Germany, and its dominant position in that market.

PORTFOLIO RESULTS

Portfolio Outlook

During periods of uncertainty, the market usually rewards businesses that have historically demonstrated recurring revenues and highly predictable earnings streams, with higher valuations. The market also typically differentiates between those companies that are able to fund their growth with internally generated cash flow, and those companies who need access to the capital markets to maintain their growth. These two characteristics are the cornerstone of our investment process, and have helped the Fund weather some of this instability. However, during this period of extreme volatility we have seen apparent indiscriminate selling on the part of investors. We have viewed this as an opportunity to judiciously increase the Fund’s exposure to those businesses who possess high growth potential, and where our confidence in the fundamentals remain high. The Fund’s significant outperformance since its inception indicates the long-term strength of our investment process. Consequently, we feel that the Fund offers excellent value.

We thank you for your investment and look forward to earning your continued confidence.

Goldman Sachs International Growth Opportunities Investment Team
London
March 15, 2001

FUND BASICS

Emerging Markets Equity Fund
as of February 28, 2001

PERFORMANCE REVIEW
	Fund Total Return (without sales charge)[1]
August 31, 2000–February 28, 2001		MSCI EMF Index[2]

Class A	–19.48%	–17.09%
Class B	–19.68	–17.09
Class C	–19.72	–17.09
Institutional	–19.32	–17.09
Service	–19.27	–17.09

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

2 The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index (with dividends reinvested) is an unmanaged market capitalization-weighted composite of securities in over 30 emerging market countries, including Argentina, Botswana, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Israel, Jordan, Kenya, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. Investors cannot directly invest in the Index. The Index figures do not reflect any fees or expenses.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/00	Class A	Class B	Class C	Institutional	Service

One Year	–31.44%	–31.36%	–28.61%	–26.98%	–27.08%
Since Inception	–5.82	–5.42	–4.42	–3.35	–4.59
(12/15/97)

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 COMPANY HOLDINGS AS OF 2/28/01
Company Holding	% of Total Net Assets	Line of Business

China Mobile Ltd.	3.4%	Telecommunications
Samsung Electronics	2.9	Semiconductors
Taiwan Semiconductor	2.7	Semiconductors
Petroleo Brasileiro SA ADR	2.6	Energy Resources
Telefonos de Mexico SA ADR	2.3	Telecommunications
De Beers Centenary	1.9	Agriculture
Check Point Software Technologies Ltd.	1.8	Internet
SK Telecom Co. Ltd.	1.8	Telecommunications
Tele Norte Leste Participacoes SA ADR	1.6	Telecommunications
LUKoil Holding ADR	1.4	Energy Resources

The top 10 company holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS

Emerging Markets Equity Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs Emerging Markets Equity Fund for the six-month period that ended February 28, 2001.

Performance Review

Over the six-month period that ended February 28, 2001, the Fund’s Class A, B, C, Institutional and Service Share classes generated cumulative total returns, without sales charges, of –19.48%, –19.68%, –19.72%, –19.32%, and –19.27%, respectively. These returns compare to the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, which generated a cumulative total return of –17.09%.

The Fund’s overall returns and returns relative to the benchmark were largely due to negative contribution from stock selection in Taiwan, Korea and Brazil. Overweight positions in the Telecom sector and underweight positions in Utilities also detracted from performance. Asset allocation had a positive contribution mainly due to our overweight position in Latin America.

Regional Allocation

The Fund’s overweight position in Latin America was decreased, while Asia was increased to neutral and the underweight position Europe, Middle East, Africa’s (EMEA) underweight position was reduced. The largest overweight position in Latin America remained in Brazil, while Mexico was reduced to underweight. In Asia, the largest overweight position was in Korea, while Malaysia remained the largest underweight position. Finally, in EMEA, Greece was the largest underweight position at the end of the period.

Portfolio Highlights

  China Mobile Ltd. — The company is the largest wireless operator in China. The Fund was underweight in this stock, mainly due to high valuations. This proved to be an astute strategy, as the stock fell 31% during the period, underperforming the index by over 13%.
  CVRD — This Brazilian-based company is the largest mining conglomerate in Latin America and the world’s largest iron ore producer. The Fund held an overweight position in CVRD, justified on high earnings growth and value creation from asset sales. The stock outperformed the index by over 18% during the period.
  De Beers Centenary — De Beers is based in South Africa, and is the world’s largest producer of diamonds. The Fund had a large overweight in the stock on the back of very attractive valuation and potential for unlocking value from ownership restructuring. The stock returned 66% during the reported period.

PORTFOLIO RESULTS

Portfolio Outlook

  Asia — We have become more optimistic on Asia, particularly in Korea and Taiwan. As a result, we have gradually increased the Fund’s weights in these markets. Although we recognized that the burst of the U.S. Technology bubble would ultimately have a negative impact on the expected growth rate of the Asian Technology companies, we believe valuations have moved to very low levels. With the prospects of interest rate cuts in the U.S., the slowdown in growth in Asia should not be long lasting.

  Latin America — Our outlook for the region remains positive, mainly due to the favorable impact from falling U.S. interest rates and relative attractive valuations. We have reduced our exposure to Mexico, because of the expected negative impact that the U.S. economic slowdown should have in its economy and currency. We have maintained an overweight position in Brazil on the back of strong economic growth and the potential for interest rate declines.

  Europe, Middle East, Africa (EMEA) — We remain cautious on EMEA, due to our concern that economic growth may slow and valuations are relatively high. However, we maintain a constructive strategic view towards Russia, due to its cheap assets and progress in structural reform.

We thank you for your investment and look forward to earning your continued confidence.

Goldman Sachs Emerging Markets Equity Investment Team

New York, London and Singapore
March 15, 2001

FUND BASICS

Asia Growth Fund
as of February 28, 2001

PERFORMANCE REVIEW
	Fund Total Return (without sales charge)[1]	MSCI AC Asia Free (Ex Japan) Index[2]
August 31, 2000–February 28, 2001

Class A	–14.98%	–16.25%
Class B	–15.05	–16.25
Class C	–15.00	–16.25
Institutional	–14.56	–16.25

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

2 The unmanaged Morgan Stanley Capital International (MSCI) All Country (AC) Asia Free (ex Japan) Index is a market capitalization-weighted composite of securities in 10 Asian countries, including Hong Kong, India, Indonesia, Malaysia, Pakistan, Singapore, South Korea, Sri Lanka, Thailand and The Philippines. Total returns are calculated without dividends reinvested. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/00	Class A	Class B	Class C	Institutional

One Year	–32.09%	–31.97%	–29.10%	–27.53%
Five Years	–10.20	N/A	N/A	N/A
Since Inception	–6.68	–13.19	–14.98	–10.46
	(7/8/94)	(5/1/96)	(8/15/97)	(2/2/96)

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional shares do not involve a sales charge, such a charge is not applied to its Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 COMPANY HOLDINGS AS OF 2/28/01
Company Holding	% of Total Net Assets	Line of Business

PetroChina Co. Ltd.	4.0%	Energy Resources
China Mobile Ltd.	3.7	Telecommunications
British American Tobacco Berhad	3.2	Tobacco
Sun Hung Kai Properties Ltd.	3.0	Real Estate
DBS Group Holdings Ltd.	2.9	Banks
Hong Kong Electric Holdings Ltd.	2.8	Electrical Utilities
Singapore Telecommunications Ltd.	2.7	Telecommunications
Nestle India Ltd.	2.5	Food & Beverage
CLP Holdings Ltd.	2.4	Electrical Utilities
Taiwan Semiconductor	2.4	Semiconductors

The top 10 company holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS

Asia Growth Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs Asia Growth Fund for the six-month period that ended February 28, 2001.

Performance Review

Over the six-month period that ended February 28, 2001, the Fund’s Class A, B, C and Institutional Share classes generated cumulative total returns, without sales charges, of –14.98%, –15.05%, –15.00%, and –14.56%, respectively. Over the same time period, the Fund’s benchmark, the MSCI AC Asia Free (Ex Japan) Index, generated a cumulative total return of –16.25%.

In a difficult period in the market the Fund was able to outperform its benchmark on a relative basis. The Fund benefited significantly from its overweight position in interest rate sensitive areas in the market during the second half of 2000 — in particular, Property and Bank stocks. Our exposure to this sector was done in anticipation of a potential cut in U.S. interest rates, which materialized in January 2001. We also maintained an overweight position in Utilities and Oil producers, which had leverage to benefit from the sustained high oil and gas prices. The Fund has remained cautious on Technology, Media and Telecom issues, as most technology stocks had high earnings growth expectations factored into their prices, and were faced with an increasingly difficult environment to grow earnings. Finally, we were positioned to favor domestic Consumer stocks, which were less susceptible to the slowdown of the U.S. economy and global trade exports.

Portfolio Composition.

We shifted the portfolio into the interest rate sensitive sectors and upstream Oil sectors over the third and fourth quarter of 2000. This was largely funded by reducing our weighting in the Technology, Media and Telecommunications sectors. As an impending U.S. slowdown became increasingly apparent, the Fund positioned itself in domestic consumption names, particularly in India, which are more reliant on domestic consumption than export demand. Most recently, we added some non-benchmark, Australian Resource stocks, which are well positioned to benefit from a favorable demand-supply situation in its sector. By the end of the reporting period the Fund was overweight in India, Indonesia and Australia, and underweight in Taiwan, Korea, Malaysia and Hong Kong.

Portfolio Highlights

  Hong Kong Electric Holdings Ltd. — Hong Kong Electric is the dominant electric utility in Hong Kong. A high dividend yield and consistent growth in dividends made it a solid defensive investment in an uncertain economic environment. Its share price advanced 21.9% in a difficult reporting period.

PORTFOLIO RESULTS

  Hang Seng Bank Ltd. — Hang Seng is Hong Kong’s homegrown bank, and among the largest publicly listed companies in the country. Despite its size, it is still gaining market share, due to the strong brand recognition it enjoys. Hang Seng is also among the region’s most cost efficient banks, with a sustainable high return-on-equity (ROE) and strong earnings growth.
  Nestle India Ltd. — Nestle has a dominant market share in packaged foods, coffee and baby food, with a focus on the fast growing urban population in India. Nestle enjoys a solid ROE and has a high dividend payout ratio. We believe future growth will be further enhanced by its market entry into bottled water. Nestle posted a nearly 20% gain during the period.

  Portfolio Outlook

  We continue to remain cautious on the Technology sector in the region, which remains highly correlated to the NASDAQ'S performance. We are of the view that the consensus estimate of a U.S. economic recovery by second half of 2001 may be too optimistic, and there could still be further downside in the Technology sector. In line with this theme, the Fund maintains an overweight in stocks that are more reliant on domestic consumption than exports to the U.S., which are likely to remain on a downtrend for the rest of 2001.

  We thank you for your investment and we look forward to earning your continued confidence in the future.

  Goldman Sachs Asia Equity Investment Team
  Singapore
  March 15, 2001

GOLDMAN SACHS EUROPEAN EQUITY FUND

Performance Summary
February 28, 2001 (Unaudited)

The following graph shows the value, as of February 28, 2001, of a $10,000 investment made on October 1, 1998 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs European Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe Index (“MSCI Europe Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads.

European Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested October 1, 1998 to February 28, 2001.

Average Annual Total Return through February 28, 2001 (a)	Since Inception	One Year	Six Months (b)

Class A
Excluding sales charges	9.92%	-16.55%	-13.77%
Including sales charges	7.38%	-21.14%	-18.49%

Class B
Excluding contingent deferred sales charges	9.43%	-16.94%	-13.91%
Including contingent deferred sales charges	8.11%	-21.09%	-18.21%

Class C
Excluding contingent deferred sales charges	9.42%	-17.07%	-14.10%
Including contingent deferred sales charges	9.42%	-17.90%	-14.96%

Institutional Class	10.64%	-16.01%	-13.49%

Service Class	10.10%	-16.37%	-13.66%

(a)	Commencement date of operations was October 1, 1998 for all share classes.
(b)	Not annualized.
GOLDMAN SACHS EUROPEAN EQUITY FUND

Statement of Investments
February 28, 2001 (Unaudited)
Shares	Description	Value

Common Stocks – 97.2%

Belgium – 0.6%
29,849	Interbrew* (Food & Beverage)	$ 832,753

Denmark – 0.5%
5,178	Group 4 Falck A/S (Electrical Equipment)	696,500

Finland – 1.6%
98,181	Nokia Oyj (Telecommunications)	2,223,119

France – 14.0%
14,111	Air Liquide SA (Chemicals)	1,931,386
48,739	Alcatel (Telecommunications)	1,897,655
14,086	AXA (Insurance)	1,778,861
3,191	Castorama Dubois Investissement SA (Specialty Retail)	725,771
8,327	France Telecom SA (Telecommunications)	495,899
64,726	Havas Advertising SA (Business Services)	905,571
8,496	L’Oreal SA (Consumer Products)	637,342
20,316	Lafarge SA (Construction)	1,982,185
28,025	NRJ Group (Media)	692,870
22,801	Schneider Electric SA (Electrical Equipment)	1,490,090
7,207	Suez Lyonnaise des Eaux SA (Conglomerates)	1,194,063
15,653	Total Fina SA Class B (Energy Resources)	2,211,598
20,639	Vivendi Environnement* (Utilities)	873,680
21,388	Vivendi Universal SA (Conglomerates)	1,350,500
15,840	Vivendi Universal SA ADR* (Conglomerates)	1,001,088

		19,168,559

Germany – 7.8%
4,833	Allianz AG (Insurance)	1,601,962
50,885	Bayerische Motoren Werke (BMW) AG (Auto)	1,763,417
28,968	Deutsche Bank AG (Banks)	2,391,991
49,244	Deutsche Telekom AG (Telecommunications)	1,198,890
39,521	Infineon Technologies AG (Semiconductors)	1,310,667
4,341	Muenchener Rueckversicherungs- Gesellschaft AG (Property Insurance)	1,408,675
8,124	Siemens AG (Electrical Equipment)	937,334

		10,612,936

Ireland – 0.7%
101,201	Bank of Ireland (Banks)	964,101

		964,101

Italy – 4.7%
148,000	ENI SpA (Energy Resources)	961,760
123,032	San Paolo-IMI SpA (Banks)	1,874,202
Shares	Description	Value

Common Stocks – (continued)

Italy – (continued)
91,500	Telecom Italia Mobile SpA (T.I.M.) (Telecommunications)	$ 604,708
134,796	Telecom Italia SpA (Telecommunications)	1,404,506
316,000	UniCredito Italiano SpA (Banks)	1,535,753

		6,380,929

Netherlands – 11.1%
15,905	Aegon NV (Insurance)	559,385
69,387	ASM Lithography Holding NV* (Semiconductors)	1,514,293
4,532	Gucci Group (Consumer Goods)	402,548
54,011	ING Groep NV (Financial Services)	3,731,068
68,478	Koninklijke Royal Philips Electronics NV (Appliance)	2,254,604
76,542	KPN NV (Telecommunications)	940,549
21,542	QIAGEN NV* (Medical Products)	600,798
65,776	Royal Dutch Petroleum Co. (Energy Resources)	3,902,636
28,596	VNU NV (Media)	1,213,407

		15,119,288

Portugal – 0.6%
278,635	Electricidade de Portugal SA (Utilities)	828,397

Spain – 3.8%
36,480	Acerinox SA (Steel)	1,192,020
157,897	Banco Santander Central Hispano SA (Banks)	1,614,686
143,388	Telefonica de Espana SA* (Telecommunications)	2,448,257

		5,254,963

Sweden – 8.5%
51,540	Electrolux AB Series B (Appliance)	849,820
115,901	Investor AB (Financial Services)	1,633,821
214,664	Nordbanken Holding AB (Banks)	1,573,110
55,968	Sandvik AB (Machinery)	1,318,737
73,281	Securitas AB Series B (Business Services)	1,409,680
164,899	Skandia Forsakring (Insurance)	1,888,157
345,805	Telefonaktiebolaget LM Ericsson AB Series B (Telecommunications)	2,921,304

		11,594,629

Switzerland – 11.1%
11,453	Credit Suisse Group (Banks)	2,131,570
1,614	Nestle SA (Food & Beverage)	3,534,271
1,678	Novartis AG (Health)	2,837,271
265	Roche Holding AG (Health)	2,279,979
819	Swiss Re (Property Insurance)	1,717,077
10,443	UBS AG (Banks)	1,659,699
2,151	Zurich Financial Services AG (Insurance)	1,028,141

		15,188,008

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EUROPEAN EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – 32.2%
73,500	Amvescap PLC (Financial Services)	$ 1,459,089
43,875	AstraZeneca Group PLC (Health)	1,994,718
71,446	Barclays PLC (Banks)	2,169,247
458,132	BP Amoco PLC (Energy Resources)	3,789,981
41,808	British Sky Broadcasting Group PLC* (Media)	579,458
291,683	British Telecom PLC (Telecommunications)	2,400,368
94,814	CGNU PLC (Insurance)	1,375,721
306,376	Diageo PLC (Tobacco)	3,107,369
229,084	GlaxoSmithKline PLC* (Health)	6,300,595
259,124	HSBC Holdings PLC (Banks)	3,445,554
94,275	Lloyds TSB Group PLC (Banks)	892,878
81,715	National Grid Group PLC (Utilities)	691,339
225,067	P & O Princess Cruises PLC (Leisure)	1,194,156
51,984	Reckitt Benckiser PLC (Food & Beverage)	712,993
49,618	Reuters Group PLC (Business Services)	764,356
117,281	Scottish and Southern Energy PLC (Electrical Utilities)	1,049,811
112,339	Smiths Group PLC (Conglomerates)	1,135,325
770,079	Tesco PLC (Specialty Retail)	2,918,478
211,198	Unilever PLC (Food & Beverage)	1,576,421
2,103,681	Vodafone AirTouch PLC (Telecommunications)	5,702,321
54,673	WPP Group PLC (Business Services)	640,945

		43,901,123

TOTAL COMMON STOCKS
(Cost $143,450,182)		$ 132,765,305

Preferred Stocks – 1.5%

Germany – 1.5%
12,919	SAP AG (Computer Software)	$ 2,033,412

TOTAL PREFERRED STOCKS
(Cost $2,391,975)		$ 2,033,412

Principal Amount		Interest Rate	Maturity Date	Value

Short-Term Obligations – 1.4%

State Street Bank & Trust Euro-Time Deposits€
EUR	1,100,000	4.80%	03/01/2001	$ 1,004,190
	1,000,000	4.75	03/02/2001	920,450

TOTAL SHORT-TERM OBLIGATIONS
(Cost $1,924,640)				$ 1,924,640

TOTAL INVESTMENTS
(Cost $147,766,797)				$136,723,357

€	The principal amount of each security is stated in the currency in which the bond is denominated. See below. EUR=Euro Currency

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
ADR – American Depository Receipt

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EUROPEAN EQUITY FUND
Statement of Investments (continued)
February 28, 2001 (Unaudited)

As a % of Total Net Assets

Common and Preferred Stock Industry Classifications†

Appliance	2.3%
Auto	1.3
Banks	14.8
Business Services	2.7
Chemicals	1.4
Computer Software	1.5
Conglomerates	3.4
Construction	1.4
Consumer Goods	0.3
Consumer Products	0.5
Electrical Equipment	2.3
Electrical Utilities	0.8
Energy Resources	7.9
Financial Services	5.0
Food & Beverage	4.9
Health	9.8
Insurance	6.0
Leisure	0.9
Machinery	1.0
Media	1.8
Medical Products	0.4
Property Insurance	2.3
Semiconductors	2.1
Specialty Retail	2.7
Steel	0.9
Telecommunications	16.3
Tobacco	2.3
Utilities	1.7

TOTAL COMMON AND PREFERRED STOCK	98.7%

†	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Performance Summary
February 28, 2001 (Unaudited)

The following graph shows the value, as of February 28, 2001, of a $10,000 investment made on December 1, 1992 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs International Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index (“MSCI EAFE”) (unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads.

International Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested December 1, 1992 to February 28, 2001.

Average Annual Total Return through February 28, 2001	Since Inception	Five Years	One Year	Six Months (a)

Class A (commenced December 1, 1992)
Excluding sales charges	9.01%	7.65%	-21.15%	-16.20%
Including sales charges	8.27%	6.44%	-25.49%	-20.80%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	5.90%	n/a	-21.53%	-16.44%
Including contingent deferred sales charges	5.46%	n/a	-25.45%	-20.62%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	2.52%	n/a	-21.56%	-16.45%
Including contingent deferred sales charges	2.52%	n/a	-22.34%	-17.28%

Institutional Class (commenced February 7, 1996)	8.53%	8.32%	-20.63%	-15.92%

Service Class (commenced March 6, 1996)	7.71%	n/a	-21.02%	-16.15%

(a)	Not annualized.
GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Investments
February 28, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – 96.5%

Australia – 1.9%
1,095,996	BHP Ltd. (Mining)	$ 12,106,360
200,881	Brambles Industries Ltd. (Multi-Industrial)	4,712,880
708,935	Tab Corp. Holdings Ltd. (Entertainment)	3,615,973
2,308,981	Woolworths Ltd. (Specialty Retail)	10,262,574

		30,697,787

Finland – 1.2%
762,049	Nokia Oyj (Telecommunications)	17,255,131
150,839	Sonera Oyj (Telecommunications)	1,636,921

		18,892,052

France – 11.3%
101,954	Air Liquide SA (Chemicals)	13,954,539
479,833	Alcatel (Telecommunications)	18,682,317
143,134	AXA (Insurance)	18,075,785
32,861	Cap Gemini SA (Business Services)	5,759,012
22,091	Castorama Dubois Investissement SA (Specialty Retail)	5,024,448
107,878	France Telecom SA (Telecommunications)	6,424,472
847,538	Havas Advertising SA (Business Services)	11,857,770
193,472	Lafarge SA (Construction)	18,876,620
81,356	Rhone-Poulenc SA (Chemicals)	6,574,827
236,740	Schneider Electric SA (Electrical Equipment)	15,471,422
60,360	Suez Lyonnaise des Eaux SA (Conglomerates)	10,000,506
136,393	Total Fina SA Class B (Energy Resources)	19,270,843
264,167	Vivendi Environnement* (Utilities)	11,182,585
128,208	Vivendi Universal SA (Conglomerates)	8,095,422
245,760	Vivendi Universal SA ADR* (Conglomerates)	15,532,032

		184,782,600

Germany – 4.9%
46,612	Allianz AG (Insurance)	15,450,167
501,504	Bayerische Motoren Werke (BMW) AG (Auto)	17,379,594
218,020	Deutsche Bank AG (Banks)	18,002,691
347,054	Deutsche Telekom AG (Telecommunications)	8,449,344
37,524	Muenchener Rueckversicherungs- Gesellschaft AG (Property Insurance)	12,176,714
69,935	Siemens AG (Electrical Equipment)	8,068,990

		79,527,500

Shares	Description	Value

Common Stocks – (continued)

Hong Kong – 2.3%
5,528,000	Giordano International Ltd. (Specialty Retail)	$ 3,277,862
824,800	Hang Seng Bank Ltd. (Banks)	9,807,844
416,600	Hutchison Whampoa Ltd. (Multi-Industrial)	4,940,512
4,464,000	Li & Fung Ltd.* (Wholesale)	8,155,489
384,000	Sun Hung Kai Properties Ltd. (Real Estate)	4,283,132
1,094,000	Swire Pacific Ltd. (Multi-Industrial)	7,468,750

		37,933,589

Ireland – 1.2%
1,448,294	Bank of Ireland (Banks)	13,815,177
121,700	Elan Corp. PLC ADR* (Drugs)	6,688,632

		20,503,809

Italy – 3.5%
1,301,556	San Paolo-IMI SpA (Banks)	19,827,187
1,108,500	Telecom Italia Mobile SpA (T.I.M.) (Telecommunications)	7,325,890
1,545,063	Telecom Italia SpA (Telecommunications)	16,098,777
2,940,500	UniCredito Italiano SpA (Banks)	14,290,761

		57,542,615

Japan – 21.9%
245,059	Aderans Co. Ltd. (Specialty Retail)	8,126,850
42,200	Advantest Corp. (Electronics Equipment)	4,838,789
1,843,000	Asahi Chemical Industry Co. Ltd. (Chemicals)	8,578,670
609,000	Asahi Glass Co. Ltd. (Building Materials)	4,200,179
147,000	Banyu Pharmaceutical Co. Ltd. (Drugs)	2,913,683
401,265	Canon, Inc. (Computer Hardware)	13,067,624
1,398,000	Chiba Bank Ltd. (Banks)	5,196,317
267,800	Circle K Japan Co. (Specialty Retail)	6,894,765
423,000	Daiwa Securities Group, Inc. (Financial Services)	3,862,174
64,900	FANUC Ltd. (Machinery)	3,607,400
366,000	Fuji Photo Film Ltd. (Leisure)	13,260,869
183,000	Honda Motor Co. Ltd. (Auto)	7,160,869
252	Hoya Corp. (Electrical Equipment)	17,402
636,000	Kao Corp. (Consumer Products)	15,886,445
1,031,000	Kirin Brewery Ltd. (Food & Beverage)	9,984,791
517,000	Minebea Co. Ltd. (Electronics Equipment)	4,046,087
1,581,790	Mitsui Marine & Fire (Insurance)	8,589,942
2,276	Mizuho Holdings, Inc. (Banks)	13,970,332
108,000	Murata Manufacturing Co. Ltd. (Electronics Equipment)	8,958,568

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Investments (continued)
February 28, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
305,000	NEC Corp. (Computer Hardware)	$ 4,963,725
813,000	NGK Insulators Ltd. (Multi-Industrial)	8,906,266
27,442	Nintendo Co. Ltd. (Entertainment)	4,484,767
2,341	Nippon Telephone & Telegraph Corp. (Telecommunications)	15,327,263
406,000	Ricoh Co. Ltd. (Computer Hardware)	7,112,788
69,200	Rohm Co. (Electronics Equipment)	11,208,866
1,192,000	Sanyo Electric Co. Ltd. (Electrical Equipment)	7,530,025
145,500	Secom Co. Ltd. (Business Services)	8,794,501
743,000	Sharp Corp. (Electrical Equipment)	9,475,942
174,000	Shin-Etsu Chemical Co. Ltd. (Chemicals)	6,156,010
328,000	Skylark Co. Ltd. (Restaurants)	10,094,458
58,111	SMC Corp. (Machinery)	6,430,356
111,400	Sony Corp. (Electrical Equipment)	8,024,978
1,654,000	Sumitomo Corp. (Wholesale)	10,561,347
174,000	Takeda Chemical Industries Ltd. (Drugs)	8,232,736
203,100	Takefuji Corp. (Financial Services)	15,150,255
488,000	The Bank of Tokyo-Mitsubishi Ltd. (Banks)	4,830,077
387,000	The Nomura Securities Co. Ltd. (Financial Services)	7,604,731
760,000	The Sakura Bank Ltd. (Banks)	4,502,984
578,000	The Sanwa Bank Ltd. (Banks)	4,084,927
603,900	Tokyo Electric Power (Electrical Utilities)	14,338,120
484,200	Toppan Forms Co. Ltd. (Publishing)	6,480,767
520,100	Toyota Motor Corp. (Auto)	18,090,434
365,000	Yamanouchi Pharmaceutical Co. Ltd. (Drugs)	13,660,272

		359,208,351

Netherlands – 8.1%
404,915	Aegon NV (Insurance)	14,241,022
494,833	ASM Lithography Holding NV* (Semiconductors)	10,799,172
423,201	ING Groep NV (Financial Services)	29,234,632
531,893	Koninklijke Royal Philips Electronics NV (Appliance)	17,512,311
924,376	KPN NV (Telecommunications)	11,358,740
672,967	Royal Dutch Petroleum Co. (Energy Resources)	39,928,622
238,687	VNU NV (Media)	10,128,146

		133,202,645

Portugal – 0.6%
3,333,518	Electricidade de Portugal SA (Utilities)	9,910,728

Shares	Description	Value

Common Stocks – (continued)

Singapore – 1.5%
702,000	City Developments (Real Estate)	$ 3,058,297
700,847	DBS Group Holdings Ltd. (Banks)	7,914,409
5,547,000	Singapore Technologies Engineering Ltd. (Machinery)	8,648,805
3,244,000	Singapore Telecommunications Ltd. (Telecommunications)	5,132,382

		24,753,893

Spain – 3.6%
368,575	Acerinox SA (Steel)	12,043,549
471,968	Altadis SA Series A (Tobacco)	6,733,556
1,560,415	Banco Santander Central Hispano SA (Banks)	15,957,117
1,379,942	Telefonica de Espana SA* (Telecommunications)	23,561,612

		58,295,834

Sweden – 5.1%
963,938	Investor AB (Financial Services)	13,588,337
1,848,436	Nordbanken Holding AB (Banks)	13,545,791
828,396	Securitas AB Series B (Business Services)	15,935,557
1,345,206	Skandia Forsakring (Insurance)	15,403,122
2,980,588	Telefonaktiebolaget LM Ericsson AB Series B (Telecommunications)	25,179,522

		83,652,329

Switzerland – 8.7%
12,823	Adecco SA (Business Services)	8,044,542
96,524	Credit Suisse Group (Banks)	17,964,525
16,573	Nestle SA (Food & Beverage)	36,290,879
11,757	Novartis AG (Health)	19,879,495
2,688	Roche Holding AG (Health)	23,126,725
7,237	Swiss Re (Property Insurance)	15,172,751
87,841	UBS AG (Banks)	13,960,510
16,870	Zurich Financial Services AG (Insurance)	8,063,572

		142,502,999

United Kingdom – 20.7%
401,821	Amvescap PLC (Financial Services)	7,976,771
152,285	AstraZeneca Group PLC (Health)	6,923,435
592,299	Barclays PLC (Banks)	17,983,411
133,700	BP Amoco PLC ADR (Energy Resources)	6,631,520
2,957,199	BP Amoco PLC (Energy Resources)	24,463,972
937,832	British Aerospace PLC (Defense/Aerospace)	3,980,744
816,880	British American Tobacco PLC (Tobacco)	6,566,142
2,371,905	British Telecom PLC (Telecommunications)	19,519,287
3,049,047	Diageo PLC (Food & Beverage)	30,924,469

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
1,539,480	GlaxoSmithKline PLC* (Drugs)	$ 42,340,973
274,000	GlaxoSmithKline PLC ADR (Drugs)	15,154,940
1,647,242	HSBC Holdings PLC (Banks)	21,903,264
898,116	National Grid Group PLC (Utilities)	7,598,395
2,923,074	P & O Princess Cruises PLC (Leisure)	15,509,184
692,146	Reuters Group PLC (Business Services)	10,662,375
1,180,378	Smiths Group PLC (Conglomerates)	11,929,190
6,139,657	Tesco PLC (Specialty Retail)	23,268,330
2,561,363	Unilever PLC (Food & Beverage)	19,118,485
13,537,385	Vodafone AirTouch PLC (Telecommunications)	36,694,970
370,100	Vodafone Group PLC ADR (Wireless)	10,107,431

		339,257,288

TOTAL COMMON STOCKS
(Cost $1,713,563,228)		$ 1,580,664,019

Preferred Stocks – 1.1%

Germany – 1.1%
114,264	SAP AG (Computer Software)	$ 17,984,807

TOTAL PREFERRED STOCKS
(Cost $17,869,479)		$ 17,984,807

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Obligation – 6.7%

State Street Bank & Trust Euro – Time Deposit
$109,877,000	5.44%	03/01/2001	$ 109,877,000

TOTAL SHORT-TERM OBLIGATION
(Cost $109,877,000)			$ 109,877,000

TOTAL INVESTMENTS
(Cost $1,841,309,707)			$1,708,525,826

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
ADR – American Depository Receipt

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Statement of Investments (continued)
February 28, 2001 (Unaudited)

As a % of Total Net Assets

Common and Preferred Stock Industry Classifications†

Appliance	1.1%
Auto	2.6
Banks	13.3
Building Materials	0.3
Business Services	3.7
Chemicals	2.2
Computer Hardware	1.5
Computer Software	1.1
Conglomerates	2.8
Construction	1.2
Consumer Products	1.0
Defense/Aerospace	0.2
Drugs	5.4
Electrical Equipment	3.0
Electrical Utilities	0.9
Electronics Equipment	1.8
Energy Resources	5.5
Entertainment	0.5
Financial Services	4.7
Food & Beverage	5.9
Health	3.0
Insurance	4.9
Leisure	1.8
Machinery	1.1
Media	0.6
Mining	0.7
Multi-Industrial	1.6
Property Insurance	1.7
Publishing	0.4
Real Estate	0.4
Restaurants	0.6
Semiconductors	0.7
Specialty Retail	3.5
Steel	0.7
Telecommunications	13.0
Tobacco	0.8
Utilities	1.7
Wholesale	1.1
Wireless	0.6

TOTAL COMMON AND PREFERRED STOCK	97.6%

†	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND

Performance Summary
February 28, 2001 (Unaudited)

The following graph shows the value, as of February 28, 2001, of a $10,000 investment made on May 1, 1998 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Japanese Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Tokyo Price Index (“Topix”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads.

Japanese Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested May 1, 1998 to February 28, 2001.

Average Annual Total Return through February 28, 2001 (a)	Since Inception	One Year	Six Months (b)

Class A
Excluding sales charges	8.99%	-30.83%	-27.54%
Including sales charges	6.84%	-34.63%	-31.54%

Class B
Excluding contingent deferred sales charges	8.52%	-31.21%	-27.73%
Including contingent deferred sales charges	7.41%	-34.65%	-31.35%

Class C
Excluding contingent deferred sales charges	8.50%	-31.22%	-27.69%
Including contingent deferred sales charges	8.50%	-31.91%	-28.41%

Institutional Class	9.68%	-30.36%	-27.27%

Service Class	9.07%	-30.68%	-27.44%

(a)	Commencement date of operations was May 1, 1998 for all share classes.
(b)	Not annualized.

GOLDMAN SACHS JAPANESE EQUITY FUND

Statement of Investments
February 28, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – 102.3%

Japan – 102.3%
75,000	77 Bank Ltd. (Banks)	$ 384,271
4,100	Advantest Corp. (Electronics Equipment)	470,119
134,000	Asahi Chemical Industry Co. Ltd. (Chemicals)	623,734
107,000	Asahi Glass Co. Ltd. (Building Materials)	737,962
5,800	Bandai Co. Ltd. (Entertainment)	213,606
26,000	Banyu Pharmaceutical Co. Ltd. (Drugs)	515,345
43,000	Canon, Inc. (Computer Hardware)	1,400,341
116,000	Chiba Bank Ltd. (Banks)	431,168
89,000	Daiwa Securities Group, Inc. (Financial Services)	812,609
109	DDI Corp. (Telecommunications)	464,621
38,000	Dowa Mining Co. Ltd. (Mining)	164,569
141	East Japan Railway Co. (Railroads)	792,148
9,600	FANUC Ltd. (Machinery)	533,606
28,000	Fuji Photo Film Ltd. (Leisure)	1,014,493
100,000	Fujitec Co. Ltd. (Construction)	460,358
28,000	Fujitsu Ltd. (Computer Hardware)	383,598
1,000	Funai Electric Co. Ltd. (Electrical Equipment)	69,906
17,000	Honda Motor Co. Ltd. (Auto)	665,217
205,000	Japan Energy Corp. (Energy Resources)	340,793
122,000	Kanebo Ltd.* (Consumer Products)	322,421
114,000	Kaneka Corp. (Chemicals)	912,583
54,000	Kao Corp. (Consumer Products)	1,348,849
19,000	Katokichi Co. Ltd. (Food & Beverage)	484,314
3,500	Keyence Corp. (Industrial Parts)	674,339
10,000	Kirin Beverage Corp. (Food & Beverage)	204,177
44,000	Kirin Brewery Ltd. (Food & Beverage)	426,121
48,000	Kokuyo Co. Ltd. (Specialty Retail)	610,537
7,400	Konami Co. Ltd. (Entertainment)	312,276
14,000	Matsushita Electric Industrial Co. Ltd. (Electrical Equipment)	263,768
84,000	Matsushita Electric Works Ltd. (Construction)	894,425
23,300	Meitec Corp. (Business Services)	691,253
76,000	Minebea Co. Ltd. (Electronics Equipment)	594,783
39,300	Ministop Co. Ltd. (Specialty Retail)	670,077
100	MISUMI Corp. (Industrial Parts)	5,618
143,000	Mitsui Mining & Smelting (Mining)	902,131
117	Mizuho Holdings, Inc. (Banks)	718,159
14,400	Murata Manufacturing Co. Ltd. (Electronics Equipment)	1,194,476
49,000	NEC Corp. (Computer Hardware)	797,451
70,000	NGK Insulators Ltd. (Multi-Industrial)	766,837
3,800	Nihon Unisys Ltd. (Computer Hardware)	27,860
3,300	Nintendo Co. Ltd. (Entertainment)	539,309
99,000	Nippon Mining & Metals Co. Ltd. (Mining)	506,394
129	Nippon Telephone & Telegraph Corp. (Telecommunications)	844,604
171	NTT Mobile Communications Network, Inc. (Telecommunications)	2,959,335
3,700	Paramount Bed Co. Ltd. (Medical Products)	124,910
Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
58,000	Ricoh Co. Ltd. (Computer Hardware)	$ 1,016,113
7,600	Rohm Co. (Electronics Equipment)	1,231,031
125,000	Sanyo Electric Co. Ltd. (Electrical Equipment)	789,642
13,500	Sato Corp. (Electronics Equipment)	332,033
11,500	Secom Co. Ltd. (Business Services)	695,098
10,000	Seven-Eleven Japan Co. Ltd. (Specialty Retail)	417,732
60,000	Sharp Corp. (Electrical Equipment)	765,217
16,000	Shin-Etsu Chemical Co. Ltd. (Chemicals)	566,070
28,000	Skylark Co. Ltd. (Restaurants)	861,722
6,100	SMC Corp. (Machinery)	675,004
10,900	Sony Corp. (Electrical Equipment)	785,209
76,000	Sumitomo Bakelite (Chemicals)	609,037
108,000	Sumitomo Chemical Co. Ltd. (Chemicals)	518,363
130,000	Sumitomo Corp. (Wholesale)	830,094
6,000	Sumitomo Real Estate Sales Co. Ltd. (Real Estate)	188,747
4,800	Taiyo Ink Manufacturing Co. Ltd. (Chemicals)	212,788
31,000	Takeda Chemical Industries Ltd. (Drugs)	1,466,752
10,200	Takefuji Corp. (Financial Services)	760,870
46,000	The Nomura Securities Co. Ltd. (Financial Services)	903,922
75,000	The Sakura Bank Ltd. (Banks)	444,373
85,000	The Sanwa Bank Ltd. (Banks)	600,725
92,000	The Sumitomo Marine & Fire Insurance Co. Ltd. (Insurance)	546,667
81,000	The Sumitomo Trust & Banking Co. Ltd. (Banks)	570,384
25,700	THK Co. Ltd. (Machinery)	515,972
4,200	Toho Co. (Leisure)	518,824
22,000	Tokyo Broadcasting System, Inc. (Media)	556,095
43,000	Tokyo Electric Power (Electrical Utilities)	1,020,929
48,400	Toppan Forms Co. Ltd. (Publishing)	647,809
42,100	Toyota Motor Corp. (Auto)	1,464,348
132,000	Tsubakimoto Chain Co. (Machinery)	360,102
21,000	Yamanouchi Pharmaceutical Co. Ltd. (Drugs)	785,933
29,200	York-Benimaru Co. Ltd. (Specialty Retail)	649,719
360	Yoshinoya D&C Co. Ltd. (Restaurants)	555,499

		$ 51,138,294

TOTAL COMMON STOCKS
(Cost $61,377,630)		$ 51,138,294

TOTAL INVESTMENTS
(Cost $61,377,630)		$ 51,138,294

* Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND

As a % of Total Net Assets

Common Stock Industry Classifications†

Auto	4.3%
Banks	6.3
Building Materials	1.5
Business Services	2.8
Chemicals	6.9
Computer Hardware	7.3
Construction	2.7
Consumer Products	3.3
Drugs	5.5
Electrical Equipment	5.4
Electrical Utilities	2.0
Electronics Equipment	7.6
Energy Resources	0.7
Entertainment	2.1
Financial Services	5.0
Food & Beverage	2.2
Industrial Parts	1.4
Insurance	1.1
Leisure	3.1
Machinery	4.2
Media	1.1
Medical Products	0.2
Mining	3.1
Multi-Industrial	1.5
Publishing	1.3
Railroads	1.6
Real Estate	0.4
Restaurants	2.8
Specialty Retail	4.7
Telecommunications	8.5
Wholesale	1.7

TOTAL COMMON STOCK	102.3%

†	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Performance Summary

February 28, 2001 (Unaudited)

The following graph shows the value, as of February 28, 2001, of a $10,000 investment made on May 1, 1998 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs International Growth Opportunities Fund (formerly known as Goldman Sachs International Small Cap Fund). For comparative purposes, the performance of the Fund’s benchmark, Morgan Stanley Capital International Europe, Australasia and Far East Small Cap Index unhedged (“MSCI EAFE Small Cap”) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to difference in fees and loads.

International Growth Opportunities Fund’s (a) Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested May 1, 1998 to February 28, 2001.

Average Annual Total Return through February 28, 2001 (b)	Since Inception	One Year	Six Months(c)

Class A
Excluding sales charges	9.61%	-25.14%	-22.40%
Including sales charges	7.45%	-29.25%	-26.67%

Class B
Excluding contingent deferred sales charges	9.18%	-25.53%	-22.60%
Including contingent deferred sales charges	8.17%	-29.26%	-26.47%

Class C
Excluding contingent deferred sales charges	9.15%	-25.55%	-22.62%
Including contingent deferred sales charges	9.15%	-26.30%	-23.39%

Institutional Class	10.30%	-24.68%	-22.24%

Service Class	9.74%	-24.94%	-22.34%

(a)	Effective December 29, 2000, the Fund’s name changed from International Small Cap Fund to the International Growth Opportunities Fund.
(b)	Commencement date of operations was May 1, 1998 for all classes.
(c)	Not annualized.
GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Statement of Investments
February 28, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – 94.6%

Australia – 1.7%
735,000	APN News & Media Ltd. (Publishing)	$ 1,496,482
1,306,500	M.I.M Holdings Ltd. (Mining)	788,424
118,674	Primary Health Care Ltd. (Health)	320,712
389,400	QBE Insurance Group Ltd. (Insurance)	2,045,012
89,762	Tab Corp. Holdings Ltd. (Entertainment)	457,838
216,927	Westfield Holdings Ltd. (Real Estate)	1,523,078

		6,631,546

Austria – 0.6%
33,831	EMTS Technologie AG* (Telecommunications)	2,183,036

Belgium – 0.4%
44,645	Omega Pharma SA (Drugs)	1,725,927

Denmark – 6.1%
147,927	DSV, De Sammensluttede Vognmaend af Series B* (Transportation)	4,089,105
47,377	Group 4 Falck A/S (Electrical Equipment)	6,372,749
64,441	NEG Micon A/S* (Manufacturing)	3,554,697
126,125	Vestas Wind Systems A/S (Energy Resources)	6,179,089
77,799	William Demant A/S (Medical Products)	3,744,307

		23,939,947

Finland – 0.5%
99,409	Elisa Communications Oyj Series A (Telecommunications)	1,564,667
297,293	JOT Automation Group Oyj (Industrial Equipment)	276,380

		1,841,047

France – 9.3%
76,296	Altran Technologies SA (Business Services)	5,091,433
31,564	Business Objects SA ADR* (Computer Software)	1,868,194
45,768	Coface (Insurance)	4,056,845
15,079	Compagnie Francaise d’Etudes et de Construction SA (Construction)	2,147,154
395,273	Elior (Food & Beverage)	5,381,032
35,058	IPSOS (Media)	3,033,299
135,755	Kalisto Entertainment* (Entertainment)	729,741
21,847	LVL Medical SA (Medical Products)	1,528,290
44,453	Royal Canin SA (Grocery)	4,075,310
51,662	Sabate Diosos SA (Manufacturing)	1,721,393
79,299	SR Teleperformance (Multi- Industry)	2,025,494
Shares	Description	Value

Common Stocks – (continued)

France – (continued)
26,099	Unibail (Real Estate)	$ 4,564,337

		36,222,522

Germany – 4.0%
38,174	Allbecon AG (Business Services)	702,745
44,464	D. Logistics AG* (Business Services)	1,853,988
55,959	Dis Deutscher Industrie (Business Services)	1,926,379
38,103	IM Internationalmedia AG* (Media)	813,669
116,599	Mediclin AG* (Medical Providers)	1,448,868
27,935	Rhoen-Klinikum AG (Health)	1,769,039
58,997	Techem AG (Electronics Equipment)	1,792,025
37,061	Tecis Holding AG (Financial Services)	1,842,091
73,970	Wedeco AG* (Business Services)	2,512,362
34,029	Zapf Creaton AG (Entertainment)	1,111,931

		15,773,097

Hong Kong – 3.5%
2,737,500	Amoy Properties Ltd. (Real Estate)	3,053,405
669,800	Dah Sing Financial Holdings (Banks)	3,495,027
168,000	Dao Heng Bank Group Ltd. (Banks)	835,703
5,656,000	Giordano International Ltd. (Specialty Retail)	3,353,761
1,254,000	Legend Holdings Ltd. (Electronic Components)	1,028,936
1,084,000	Li & Fung Ltd.* (Wholesale)	1,980,410

		13,747,242

Ireland – 3.0%
1,275,961	Independent News & Media PLC (Publishing)	3,404,326
988,502	Kingspan Group PLC (Construction)	4,312,768
114,280	SmartForce PLC ADR* (Information Services)	4,164,078

		11,881,172

Italy – 3.8%
528,318	Brembo SpA (Auto)	5,018,517
153,872	Caltagirone Editore SpA* (Publishing)	1,885,115
292,191	Gruppo Coin SpA* (Department Stores)	3,953,524
645,041	Saipem SpA (Energy Resources)	4,108,598

		14,965,754

Japan – 34.0%
83,300	Aderans Co. Ltd. (Specialty Retail)	2,762,464
195,000	Alpine Electronics, Inc. (Electronics Equipment)	1,926,726
150,000	Amatsuji Steel Ball Manufacturing Co. Ltd. (Industrial Parts)	1,157,289
54,000	ARRK Corp. (Manufacturing)	1,974,936
14,000	ASKUL Corp.* (Specialty Retail)	834,271

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Statement of Investments (continued)
February 28, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
7,770	Bellsystem24, Inc. (Business Services)	$ 2,914,578
33,200	Cawachi Ltd. (Specialty Retail)	2,080,307
50,400	Citizen Electronic (Electrical Equipment)	2,406,138
93,000	Culture Convenience Club Co. Ltd.* (Specialty Retail)	1,530,179
76,000	Eneserve Corp.* (Energy Resources)	2,850,810
103,400	Enplas Corp. (Electrical Equipment)	2,604,834
224,000	Foster Electric Co. Ltd. (Electrical Equipment)	790,588
67,500	Fuji Electronics Co. Ltd. (Wholesale)	656,010
52,400	Fuji Seal (Heavy Machinery)	1,742,199
81,800	Fujimi, Inc. (Diversified Industrial Manufacturing)	2,203,649
318,000	Fujitec Co. Ltd. (Construction)	1,463,939
193,000	Fukuda Denshi Co. Ltd. (Health)	3,948,849
46,000	Funai Electric Co. Ltd. (Electrical Equipment)	3,215,686
148,600	Hakuto Co. (Electrical Equipment)	3,661,159
386,000	Hitachi Powdered Metals (Mining)	2,622,694
57	Intelligence Ltd. (Business Services)	860,102
193,700	Iuchi Seieido Co. (Electrical Equipment)	2,741,193
187,600	Japan Business Computer Co. Ltd. (Computer Software)	2,191,066
171,100	Japan CBM Corp. (Electrical Equipment)	1,292,367
405,000	Kato Sangyo Co. Ltd. (Food & Beverage)	2,140,665
284,000	Kawasumi Labs, Inc. (Chemicals)	2,498,619
111,000	Koekisha Co. Ltd. (Medical Providers)	4,002,813
103,200	Komeri Co. Ltd. (Home Products)	1,856,368
26,300	KOSE Corp. (Specialty Retail)	1,002,225
128,100	Kuroda Electric Co. Ltd. (Electronics Equipment)	2,342,494
327	Kyoto Kimono Yuzen Co. Ltd. (Specialty Retail)	1,700,512
96,000	Medical Support Co. (Food & Beverage)	1,137,596
79,200	Meitec Corp. (Business Services)	2,349,667
51,500	Milbon Co. Ltd. (Consumer Non- Durables)	2,168,883
184,000	Ministop Co. Ltd. (Specialty Retail)	3,137,255
249,700	Mirai Industry Co. Ltd. (Multi- Industry)	2,150,017
9,300	MISUMI Corp. (Industrial Parts)	522,481
92,000	Mitta Co. Ltd. (Specialty Retail)	1,843,137
38,500	Miyachi Technos Corp. (Manufacturing)	1,237,383
226,000	MKC-STAT Corp. (Business Services)	2,853,419
78,400	Nagaileben Co. Ltd. (Apparel)	1,443,683
39	NextCom KK* (Business Services)	2,294,118
182,000	Nippon Ceramic Co. Ltd. (Electronic Components)	3,101,603
285,700	Nippon Kanzai Co. (Business Services)	4,384,143
Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
291,000	Ogura Clutch Co. Ltd. (Auto)	$ 1,612,532
54,400	OZEKI Co. Ltd. (Grocery)	1,623,188
93,000	PA Co. Ltd.* (Business Services)	760,332
23,100	People Co. Ltd. (Health)	1,220,972
47,000	Relocation Services Corp. (Real Estate)	2,684,569
26,000	Resorttrust, Inc. (Real Estate)	700,426
70,500	Rock Field Co. Ltd. (Grocery)	2,951,023
229,000	Rohto Pharmaceutical Co. Ltd. (Drugs)	2,315,379
182,200	Sato Corp. (Electronics Equipment)	4,481,219
28,000	Sogo Medical Co. Ltd.* (Business Services)	1,000,171
120,000	Star Micronics Co. Ltd. (Electronic Components)	1,258,312
65,700	Sumitomo Real Estate Sales Co. Ltd. (Real Estate)	2,066,777
78,600	Suruga Co. Ltd. (Consumer Durables)	2,847,826
75,400	Taiyo Ink Manufacturing Co. Ltd. (Chemicals)	3,342,540
316,000	Takara Co. Ltd.* (Manufacturing)	1,993,521
220,500	Trusco Nakayama (Wholesale)	2,579,079
306,000	Uchida Yoko Co. Ltd. (Wholesale)	1,481,739
67,900	USS Co. Ltd. (Auto)	1,664,216
1,180	Yoshinoya D&C Co. Ltd. (Restaurants)	1,820,801

		133,003,736

Luxembourg – 1.6%
49,585	Thiel Logistik AG* (Computer Software)	6,275,571

Netherlands – 1.8%
200,722	ASM International N.V.* (Electronics Equipment)	2,808,270
324,402	Vedior NV (Business Services)	4,120,623

		6,928,893

Norway – 1.9%
410,524	Tomra Systems ASA (Machinery)	7,565,249

Singapore – 3.2%
1,388,000	Capitaland Ltd. (Real Estate)	2,116,412
445,000	Chartered Semiconductor Manufacturing Ltd.* (Semiconductors)	1,260,132
392,440	Datacraft Asia Ltd. (Telecommunications)	2,256,530
1,546,000	Keppel Land Ltd. (Real Estate)	2,011,705
654,000	Overseas Union Bank Ltd. (Banks)	3,074,119
251,000	Venture Manufacturing Ltd. (Electrical Equipment)	1,942,390

		12,661,288

Spain – 3.9%
100,967	Aldeasa SA (Specialty Retail)	2,179,328
121,318	Grupo Auxiliar Metalurgico SA* (Energy Resources)	2,684,479

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Shares	Description	Value

Common Stocks – (continued)

Spain – (continued)
160,782	Promotora de Informaciones SA* (Media)	$ 2,404,867
3,726	Sociedad General de Aguas de Barcelona SA* (Multi-Industry)	50,483
327,366	Sociedad General de Aguas de Barcelona SA (Multi-Industry)	4,679,563
146,565	Sogecable SA* (Broadcasting)	3,066,408

		15,065,128

Sweden – 3.5%
527,418	Eniro AB (Publishing)	5,743,891
365,894	Europolitan Holdings AB (Telecommunications)	2,197,226
269,408	HiQ International AB (Business Services)	1,741,212
69,630	Proffice AB Series B (Business Services)	1,615,841
240,237	Sifo Group AB Series B (Business Services)	2,445,160

		13,743,330

Switzerland – 3.8%
4,935	Belimo Holding AG (Construction)	2,214,366
30,692	Komax Group* (Machinery)	2,681,905
2,291	Kudelski SA* (Electrical Equipment)	2,160,004
2,394	Lindt & Spruengli AG (Food & Beverage)	1,280,176
10,145	Logitech International SA* (Computer Hardware)	2,879,175
1,820	SEZ Holding AG (Machinery)	1,168,967
5,402	Societe Generale D’Affichage (Media)	2,452,960

		14,837,553

United Kingdom – 7.8%
295,368	Guardian IT PLC (Business Services)	3,411,499
1,276,788	London Merchant Securities PLC (Real Estate)	3,594,556
506,094	Man Group PLC (Financial Services)	5,724,018
367,577	Matalan PLC (Real Estate)	2,865,721
1,123,331	N Brown Group PLC (Specialty Retail)	4,200,484
36,000	NDS Group PLC ADR* (Internet Software)	1,480,500
705,173	Serco Group (Business Services)	5,599,512
1,004,747	SkyePharma PLC* (Drugs)	1,486,868
190,060	The Berkeley Group PLC (Construction)	2,322,787

		30,685,945

United States – 0.2%
52,500	MIH Ltd.* (Media)	820,313

TOTAL COMMON STOCKS
(Cost $406,858,284)		$ 370,498,296

Shares	Description	Value

Preferred Stocks – 2.2%%

Germany – 2.2%
1,188	Porsche AG (Auto)	$ 3,685,077
82,943	Rhoen-Klinikum AG Non-Voting (Health)	4,728,803

8,413,880

TOTAL PREFERRED STOCKS
(Cost $6,497,871)		$ 8,413,880

Units	Description	Value

Warrants – 0.0%

France – 0.0%
3,600	IPSOS exp. 06/21/03* (Media)	$ 21,207

TOTAL WARRANTS
(Cost $0)		$ 21,207

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Obligation – 5.5%

State Street Bank & Trust Euro — Time Deposit
$21,512,000	5.44%	03/01/2001	$ 21,512,000

TOTAL SHORT-TERM OBLIGATION
(Cost $21,512,000)			$ 21,512,000

TOTAL INVESTMENTS
(Cost $434,868,155)			$400,445,383

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depository Receipt

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND
Statement of Investments (continued)
February 28, 2001 (Unaudited)

As a % of Total Net Assets

Common and Preferred Stock Industry Classifications†

Apparel	0.4%
Auto	3.1
Banks	1.9
Broadcasting	0.8
Business Services	12.4
Chemicals	1.5
Computer Hardware	0.7
Computer Software	2.6
Construction	3.2
Consumer Durables	0.7
Consumer Non-Durables	0.6
Department Stores	1.0
Diversified Industrial Manufacturing	0.6
Drugs	1.4
Electrical Equipment	6.9
Electronic Components	1.4
Electronics Equipment	3.4
Energy Resources	4.0
Entertainment	0.6
Financial Services	1.9
Food & Beverage	2.5
Grocery	2.2
Health	3.1
Heavy Machinery	0.4
Home Products	0.5
Industrial Equipment	0.1
Industrial Parts	0.4
Information Services	1.1
Insurance	1.6
Internet Software	0.4
Machinery	2.9
Manufacturing	2.7
Media	2.4
Medical Products	1.3
Medical Providers	1.4
Mining	0.9
Multi-Industry	2.3
Publishing	3.2
Real Estate	6.4
Restaurants	0.5
Semiconductors	0.3
Specialty Retail	6.3
Telecommunications	2.1
Transportation	1.0
Wholesale	1.7

TOTAL COMMON AND PREFERRED STOCK	96.8%

†	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Performance Summary
February 28, 2001 (Unaudited)

The following graph shows the value, as of February 28, 2001, of a $10,000 investment made on December 15, 1997 (commencement of operations) in Institutional Shares of the Goldman Sachs Emerging Markets Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Free Index (“MSCI EMF Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads.

Emerging Markets Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested December 15, 1997 to February 28, 2001.

Average Annual Total Return through February 28, 2001 (a)	Since Inception	One Year	Six Months (b)

Class A
Excluding sales charges	-2.95%	-26.96%	-19.48%
Including sales charges	-4.64%	-30.95%	-23.90%

Class B
Excluding contingent deferred sales charges	-3.36%	-27.34%	-19.68%
Including contingent deferred sales charges	-4.28%	-30.97%	-23.70%

Class C
Excluding contingent deferred sales charges	-3.32%	-27.42%	-19.72%
Including contingent deferred sales charges	-3.32%	-28.14%	-20.52%

Institutional Class	-2.28%	-26.58%	-19.32%

Service Class	-3.44%	-26.53%	-19.27%

(a)	Commencement date of operations was December 15, 1997 for all share classes.
(b)	Not annualized.
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Statement of Investments
February 28, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – 87.7%

Argentina – 0.4%
16,000	Grupo Financiero Galicia SA Class B ADR* (Financial Services)	$ 247,000
19,100	Perez Companc SA Class B ADR (Financial Services)	280,770

		527,770

Brazil – 4.7%
9,112,386	Banco Bradesco SA* (Financial Services)	51,218
50,020,000	Centrais Eletricas Brasileiras SA (Financial Services)	978,642
20,700	Companhia Siderurgica Nacional ADR (Steel)	709,182
43,000	IdeiasNet* (Information Services)	57,375
119,000	Petroleo Brasileiro SA ADR* (Energy Resources)	3,395,070
20,600	Unibanco—Uniao de Bancos Brasileiros SA GDR (Banks)	493,370
34,000	Votorantim Celulose e Papel SA ADR (Paper)	472,600

		6,157,457

Chile – 2.4%
20,600	BBV Banco BHIF ADR (Financial Services)	322,390
84,973	Cia de Telecomunicaciones de Chile SA ADR* (Telecommunications)	1,232,958
35,600	Embotelladora Andina SA Series B ADR (Food & Beverage)	377,360
56,446	Empresa Nacional de Electricidad SA Endesa ADR* (Electrical Utilities)	619,213
36,604	Enersis SA ADR* (Electrical Utilities)	653,381

		3,205,302

China – 5.0%
3,397,100	Beijing North Star Co. Ltd. Class H (Real Estate)	587,967
828,500	China Mobile Ltd.* (Telecommunications)	4,524,943
1,327,900	Huaneng Power International, Inc. Class H (Utilities)	676,727
546,000	PetroChina Co. Ltd. Class H*+ (Energy Resources)	100,801
1,946,000	Yanzhou Coal Mining Co. Ltd. Class H (Mining)	673,624

		6,564,062

Colombia – 0.8%
32,600	Banco Ganadero SA Class B ADR (Banks)	122,250
268,887	Bavaria SA (Food & Beverage)	902,824

		1,025,074

Shares	Description	Value

Common Stocks – (continued)

Czech Republic – 0.7%
42,538	Ceska Sporitelna AS* (Banks)	$ 269,128
107,895	CEZ* (Electrical Utilities)	293,988
2,000	Komercni Banka AS* (Financial Services)	53,698
23,585	SPT Telecom AS* (Telecommunications)	264,138

		880,952

Greece – 2.8%
12,922	Alpha Bank SA (Banks)	358,249
13,140	Commercial Bank of Greece (Banks)	592,641
28,935	EFG Eurobank Ergasias (Banks)	537,991
23,740	Hellenic Bottling Company SA (Food & Beverage)	404,253
22,495	Hellenic Telecommunications Organization SA (OTE) (Telecommunications)	314,724
11,476	Intracom (Electrical Equipment)	213,374
36,887	National Bank of Greece (Banks)	1,290,200

		3,711,432

Hong Kong – 1.8%
482,000	China Everbright Ltd. (Financial Services)	562,341
2,090,394	China Resources Beijing Land Ltd. (Real Estate)	509,205
228,100	China Unicom Ltd.* (Telecommunications)	349,465
75,100	Citic Pacific Ltd. (Multi-Industry)	267,667
1,980,000	Denway Motors Ltd.* (Auto)	472,160
252,000	Legend Holdings Ltd. (Electronic Components)	206,772

		2,367,610

Hungary – 0.2%
6,654	Magyar Travkozlesi Rt ADR (Telecommunications)	110,856
3,525	Mol Magyar Olaj-es Gazipari Rt Class S GDR (Energy Resources)	57,634
4,728	North American Bus Industries Rt.* (Auto)	63,757
1,049	OTP Bank Rt. GDR (Financial Services)	51,401

		283,648

India – 9.3%
53,805	Bharat Heavy Electricals Ltd. (Electrical Equipment)	187,115
94,742	Bharat Petroleum Corp. Ltd. (Energy Resources)	358,183
15,576	Britannia Industries Ltd. (Consumer Durables)	245,404
35,500	BSES Ltd. (Utilities)	168,385
16,006	Cadbury India Ltd. (Food & Beverage)	151,410

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
30,700	Cipla Ltd. (Chemicals)	$ 668,916
23,767	Dr. Reddy’s Laboratories Ltd. (Medical Products)	680,633
61,582	Gas Authority of India Ltd. GDR (Energy Resources)	431,074
9,300	Gas Authority of India Ltd. (Energy Resources)	11,590
23,946	Hero Honda Motors Ltd. (Consumer Durables)	418,232
21,356	Hindalco Industries Ltd. (Mining)	353,700
222,453	Hindustan Lever Ltd. (Consumer Cyclicals)	1,096,492
72,357	Hindustan Petroleum Corp. Ltd. (Energy Resources)	274,876
69,060	Housing Development Finance Corp. Ltd. (Banks)	880,760
17,672	Hughes Software Systems Ltd. (Computer Software)	315,734
8,070	Infosys Technologies Ltd. (Computer Software)	1,085,202
72,030	ITC Ltd. (Tobacco)	1,203,802
22,100	Larsen & Toubro Ltd. (Industrial Services)	124,105
24,445	Nestle India Ltd. (Food & Beverage)	286,627
8,191	NIIT Ltd. (Computer Software)	218,696
25,341	Ranbaxy Laboratories Ltd. (Medical Products)	375,568
109,674	Reliance Industries Ltd. (Multi-Industry)	975,849
55,423	Satyam Computer Services Ltd. (Business Services)	413,231
93,960	State Bank of India (Banks)	496,147
10,000	State Bank of India GDR (Banks)	114,000
55,500	Tata Power Co. Ltd. (Electrical Utilities)	173,870
47,980	Videsh Sanchar Nigam Ltd. (Telecommunications)	330,674
16,800	VisualSoft Technologies Ltd. (Computer Software)	267,396

		12,307,671

Indonesia – 1.3%
10,100	Gulf Indonesia Resources Ltd.* (Energy Resources)	95,849
396,900	PT Astra International Tbk* (Auto)	82,562
148,500	PT Gudang Garam Tbk (Tobacco)	210,205
178,700	PT Hanjaya Mandala Sampoerna Tbk (Multi-Industrial)	258,394
1,881,100	PT Indofood Sukses Makmur Tbk* (Food & Beverage)	176,562
1,365,400	PT Ramayana Lestari Sentosa Tbk (Consumer Durables)	384,473
1,191,200	PT Telekomunikasi Indonesia (Telecommunications)	353,553
419,600	PT Tempo Scan Pacific Tbk (Health)	134,119

		1,695,717

Shares	Description	Value

Common Stocks – (continued)

Israel – 4.0%
75,500	Bank Hapoalim (Banks)	$ 201,639
140,016	Bank Leumi (Banks)	311,676
184,961	Bezeq Israel Telecomm (Telecommunications)	293,960
37,000	Check Point Software Technologies Ltd.* (Internet)	2,372,625
4,400	Gilat Satellite Networks Ltd.* (Electrical Equipment)	154,550
4,163	IDB Holding Corp. Ltd. (Multi-Industry)	116,240
11,113	Koors Industries Ltd. ADR (Multi-Industry)	121,021
5,686	Matav-Cable Systems Media Ltd. (Broadcasting)	79,037
3,750	Orbotech Ltd.* (Computer Software)	145,078
22,520	Teva Pharmaceutical Industries Ltd. ADR (Medical Products)	1,435,650

		5,231,476

Malaysia – 2.4%
58,647	British American Tobacco Berhad (Tobacco)	594,187
192,227	IOI Corp. Berhad (Agriculture)	121,912
76,700	Malakoff Berhad (Electrical Utilities)	198,815
71,551	Malayan Banking Berhad (Banks)	269,258
344,000	Malayan Cement Berhad (Mining)	95,053
55,300	Malaysia International Shipping Corp. Berhad-Alien Market (Ship Transportation)	93,864
27,800	Malaysian Pacific Industries Berhad (Electrical Equipment)	124,368
284,200	Public Bank Berhad-Alien Market (Banks)	282,704
302,000	Public Bank Berhad (Banks)	271,800
71,893	Resorts World Berhad (Leisure)	136,218
216,000	Sime Darby Berhad (Electrical Equipment)	272,842
62,500	Star Publications Berhad (Publishing)	147,204
105,700	Telekom Malaysia Berhad (Telecommunications)	331,008
82,400	Tenaga Nasional Berhad (Electrical Utilities)	275,390

		3,214,623

Mexico – 8.1%
325,035	Alfa SA Series A (Industrial Services)	422,559
93,275	America Movil SA de CV ADR Series L* (Information Services)	1,669,623
10,400	Cemex SA de CV ADR (Construction)	219,128
57,535	Grupo Carso SA Series A* (Multi-Industry)	136,536

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Statement of Investments (continued)
February 28, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Mexico – (continued)
659,579	Grupo Financiero Banamex Accival, SA de CV Series O (Banks)	$ 1,207,277
575,988	Grupo Financiero BBVA Bancomer SA de CV Series O* (Banks)	386,290
650,046	Grupo Modelo SA Series C (Tobacco)	1,643,224
7,880	Grupo Televisa SA ADR* (Broadcasting)	314,412
241,738	Kimberly-Clark de Mexico SA de CV (Paper)	631,033
94,562	Telefonos de Mexico SA ADR (Telecommunications)	3,050,570
514,069	Wal-Mart de Mexico SA de CV Series C* (Specialty Retail)	1,087,331

		10,767,983

Philippines – 0.8%
223,700	ABS-CBN Broadcasting Corp. PDR (Broadcasting)	222,311
737,400	Ayala Corp. (Multi-Industry)	117,557
112,600	Manila Electric Co. Class B (Electrical Utilities)	143,373
13,490	Philippine Long Distance Telephone Co. (Telecommunications)	222,040
95,840	San Miguel Corp. “B” Class B (Tobacco)	116,079
1,355,400	SM Prime Holdings (Real Estate)	199,241

		1,020,601

Poland – 1.1%
19,873	Bank Polska Kasa Opieki SA* (Banks)	329,085
17,992	Elektrim Spolka Akcyjna SA* (Multi-Industry)	150,527
23,934	KGHM Polska Miedz SA* (Nonferrous Metals)	136,850
7,780	Polski Koncern Naftowy Orlen SA GDR+ (Energy Resources)	67,297
13,249	Polski Koncern Naftowy SA GDR (Energy Resources)	114,604
4,700	Powszechny Bank Kredytowy (Banks)	118,082
3,567	Prokom Software SA (Computer Software)	109,041
68,737	Telekomunikacja Polska SA (Telecommunications)	399,831

		1,425,317

Russia – 1.9%
31,400	AO Tatneft ADR (Energy Resources)	307,720
730	Gedeon Richter Ltd. Class S GDR (Medical Products)	41,245
Shares	Description	Value

Common Stocks – (continued)

Russia – (continued)
8,900	Mobile Telesystems ADR* (Telecommunications)	$ 230,243
36,736	Norilsk Nickel (Mining)	335,216
7,500	RAO Unified Energy Systems ADR (Electrical Equipment)	73,594
60,321	RAO Unified Energy Systems GDR (Electrical Utilities)	581,078
89,202	Surgutneftegaz ADR* (Energy Resources)	968,734

		2,537,830

South Africa – 8.1%
69,528	ABSA Group Ltd. (Financial Services)	278,843
24,522	Anglo American Platinum Corp. (Nonferrous Metals)	1,179,513
13,030	Angloglold (Mining)	421,100
25,718	Barlow Ltd. (Conglomerates)	182,585
37,022	Bidvest Group Ltd. (Multi-Industry)	221,034
340,088	BOE Ltd. (Financial Services)	189,802
63,600	Comparex Holdings Ltd. (Business Services)	88,737
13,300	Coronation Holdings Ltd. (Financial Services)	150,180
58,829	De Beers Centenary (Agriculture)	2,469,295
720,096	FirstRand Ltd. (Financial Services)	715,914
106,682	Gold Fields Ltd. (Mining)	436,850
8,672	Impala Platinum Holdings Ltd. (Nonferrous Metals)	472,501
21,302	Imperial Holdings Ltd. (Conglomerates)	182,476
9,809	Investec Group Ltd. (Banks)	329,736
30,143	Liberty Group Ltd. (Insurance)	243,343
50,200	M-Cell Ltd. (Telecommunications)	143,340
7,708	Mobile Industries Ltd. Class N (Financial Services)	400
10,528	Mobile Industries Ltd. (Financial Services)	547
88,600	Nampak Ltd. (Consumer Durables)	126,493
30,556	Nedcor Ltd. (Banks)	622,641
53,008	Remgro Ltd. (Multi-Industry)	361,190
365,058	Sanlam Ltd. (Information Services)	442,538
86,199	Sappi Ltd. (Pulp and Paper)	716,017
27,007	Sasol (Chemicals)	213,820
39,931	South African Brewery (Alcohol)	302,148
19,160	Tiger Oats (Food & Beverage)	151,693
53,007	Venfin Ltd. (Financial Services)	134,156

		10,776,892

South Korea – 13.1%
14,080	Daeduck Electronics Co. Ltd. (Electrical Equipment)	129,128
81,670	Hana Bank (Banks)	508,015

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

South Korea – (continued)
20,720	Hite Brewery Co. Ltd. (Food & Beverage)	$ 735,308
55,204	Housing & Commercial Bank (Banks)	1,204,059
100,725	Hyundai Motor Co. Ltd. (Auto)	1,285,219
13,200	Hyundai Securities Co. (Financial Services)	88,740
79,915	Korea Electric Power Corp. (Electrical Utilities)	1,637,877
8,500	Korea Telecom Corp. ADR (Telecommunications)	255,000
8,300	Korea Telecom Corp. (Telecommunications)	432,226
13,450	Pohang Iron & Steel Co. Ltd. (Steel)	1,083,337
25,346	Samsung Electronics (Semiconductors)	3,779,818
24,929	Samsung Fire & Marine Insurance (Insurance)	717,682
46,220	Samsung Heavy Industries Co. Ltd.* (Multi-Industrial)	200,516
5,440	Samsung SDI Co. Ltd. (Electrical Equipment)	278,084
20,630	Samsung Securities Co. Ltd. (Financial Services)	585,692
124,840	Shinhan Bank (Banks)	1,403,759
8,570	Shinsegae Department Store Co. (Merchandising)	478,408
13,970	SK Telecom Co. Ltd. (Telecommunications)	2,367,419
10,701	SK Telecom Co. Ltd. ADR (Telecommunications)	208,563
1,504	Trigem Computer, Inc.* (Computer Hardware)	7,220

		17,386,070

Taiwan – 14.4%
328,000	Acer Communications & Multimedia, Inc. (Computer Software)	412,662
129,152	Ambit Microsystems Corp. (Electrical Equipment)	666,720
168,000	Asustek Computer, Inc. (Computer Hardware)	745,224
462,002	Bank Sinopac (Financial Services)	251,352
483,288	Cathay Life Insurance Co. (Insurance)	926,240
463,000	China Development Industrial Bank (Banks)	488,046
944,000	China Steel Corp. (Steel)	627,388
409,000	Chinatrust Commercial Bank (Banks)	327,453
330,000	Compal Electronics, Inc. (Electronic Components)	520,247
167,200	Compeq Manufacturing Co. Ltd. (Electrical Equipment)	726,170
Shares	Description	Value

Common Stocks – (continued)

Taiwan – (continued)
183,250	Delta Electronics, Inc. (Electrical Equipment)	$ 654,262
181,000	Evergreen Marine Corp. (Ship Transportation)	124,770
510,000	Far Eastern Textile Ltd. (Merchandising)	402,009
182,697	Formosa Chemicals & Fibre Corp. (Chemicals)	168,861
808,000	Formosa Plastic Corp. (Chemicals)	1,213,873
237,392	Hon Hai Precision (Electrical Equipment)	1,474,986
297,000	International Commercial Bank of China (Banks)	253,391
164,000	Macronix International Co. Ltd. (Semiconductors)	248,408
267	Nan Ya Plastic Corp. (Chemicals)	335
312,416	President Chain Store Corp. (Merchandising)	931,936
169,700	Procomp Informatics Co. Ltd. (Semiconductors)	537,689
92,000	Quanta Computer, Inc. (Telecommunications)	295,765
107,000	Ritek Corp. (Electrical Equipment)	254,683
124,900	Siliconware Precision Industries Co. ADR (Electrical Equipment)	499,600
1,285,957	Taiwan Semiconductor (Semiconductors)	3,577,624
6,400	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors)	120,512
864,000	United Microelectronics Corp. Ltd. (Electrical Equipment)	1,415,518
41,000	United Microelectronics Corp. Ltd. ADR* (Electrical Equipment)	394,010
334,000	Winbond Electronics Corp. (Electrical Equipment)	362,393
274,000	Yageo Corp. (Electrical Equipment)	386,226

		19,008,353

Thailand – 1.7%
23,470	Advanced Info Service Public- Alien Market* (Telecommunications)	282,404
88,242	BEC World Public-Alien Market (Media)	475,102
48,700	Delta Electronics (Thailand) Public Co. Ltd.-Alien Market (Electrical Equipment)	235,080
102,000	PTT Exploration & Production Public-Alien Market (Energy Resources)	255,651
136,500	Shin Corp. Public Co. Ltd.-Alien Market* (Computer Hardware)	652,564
50	Siam Cement Public-Alien Market* (Construction)	474

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Statement of Investments (continued)
February 28, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Thailand – (continued)
352,822	TelecomAsia Corp. Public-Alien Market* (Telecommunications)	$ 202,702
248,235	Thai Farmers Bank Public-Alien Market* (Banks)	164,184

		2,268,161

Turkey – 1.6%
7,326,874	Anadolu Efes Biracilik ve Malt Sanayii AS* (Food & Beverage)	323,524
4,704,600	Arcelik AS (Consumer Durables)	50,345
3,694,000	Aygaz AS (Electrical Utilities)	91,151
7,271,189	Eregli Demir ve Celik Fabrikalari TAS Erdemir* (Steel)	80,833
3,598,849	Ford Otomotiv Sanayi AS* (Motor Vehicle)	85,064
1,901,134	Migros (Merchandising)	154,066
17,900,000	Tofas Turk Otomobil Fabrikasi AS* (Motor Vehicle)	79,039
6,262,493	Tupras-Turkiye Petrol Rafinerileri AS (Energy Resources)	178,929
1,824,506	Turkiye Garanti Bankasi AS* (Banks)	5,971
75,128,601	Turkiye Is Bankasi Isbank Class C (Banks)	917,154
28,200,000	Vestel Elektronik Sanayi ve Ticaret AS (Appliance)	82,036
29,124,788	Yapi Kredi Bankesi (Banks)	93,805

		2,141,917

United Kingdom – 0.5%
109,155	Dimension Data Holdings PLC* (Business Services)	655,585

United States – 0.1%
25,700	Ampal-American Israel Corp.* (Multi-Industry)	159,822

Venezuela – 0.5%
29,700	Compania Anonima Nacional Telefonos de Venezuela Class D ADR (Telecommunications)	640,332

TOTAL COMMON STOCKS
(Cost $120,985,348)		$ 115,961,657

Shares	Description	Value

Preferred Stocks – 10.4%

Brazil – 8.8%
80,161,421	Banco Bradesco SA (Banks)	$ 450,565
4,393,822	Banco Itau SA (Banks)	366,152
13,249	Brasil Telecom Participacoes SA ADR (Telecommunications)	692,260
61,106	Companhia de Bebidas das Americas ADR (Food & Beverage)	1,503,208
70,422	Companhia Vale do Rio Doce (CVRD) (Mining)	1,810,458
466,962	Copene-Petroquimica do Nordeste SA (Chemicals)	142,647
99,412	Embratel Participacoes SA ADR (Telecommunications)	1,202,885
1,000	Tele Centro Sul Participacoes SA (Telecommunications)	10
98,356	Tele Norte Leste Participacoes SA ADR (Telecommunications)	2,134,325
13,400	Telemig Celular Participacoes SA ADR (Utilities)	777,200
143,959,586	Telesp Celular Participacoes SA (Telecommunications)	1,319,278
66,500	Ultrapar Participacoes SA ADR (Multi-Industry)	678,300
113,340	Usinas Siderurgicas de Minas Gerais SA (Usiminas) (Mining)	576,118

		11,653,406

Russia – 1.6%
93,126	LUKoil Holding ADR (Energy Resources)	1,815,957
20,500	Surgutneftegaz ADR (Energy Resources)	235,750

		2,051,707

TOTAL PREFERRED STOCKS
(Cost $14,539,140)		$ 13,705,113

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Units	Description	Value

Rights – 0.0%

Thailand – 0.0%
91,200	TelecomAsia Corp. Public-Alien Market-Rights* exp. 4/2002 (Telecommunications)	$ 0

TOTAL RIGHTS
(Cost $0)		$ 0

Warrants – 0.0%

Thailand – 0.0%
276,100	Siam Commercial Bank Public Co. Ltd.-Alien Market exp. 05/10/2002* (Banks)	$ 41,008

TOTAL WARRANTS
(Cost $0)		$ 41,008

Principal Amount	Interest Rate	Maturity Date	Value

Convertible Bond – 0.0%

South Africa – 0.0%
Mobile Industries Ltd.€ (Financial Services)
ZAR 2,011	6.00%	12/31/2049	$ 339

TOTAL CONVERTIBLE BOND
(Cost $252)			$ 339

TOTAL INVESTMENTS
(Cost $135,524,740)			$ 129,708,117

€	The principal amount of each security is stated in the currency in which the bond is denominated. See Below.

ZAR=South African Rand

*	Non-income producing security

+
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such a security may be resold, normally to qualified institutional buyers in transactions exempt from registration. The market value of 144A Securities amounts to $168,098 as of February 28, 2001.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depository Receipt
GDR—Global Depository Receipt
PDR—Philippines Depository Receipt

As a % of Total Net Assets

Common and Preferred Stock Industry Classifications†

Agriculture	2.0%
Alcohol	0.2
Appliance	0.1
Auto	1.4
Banks	11.8
Broadcasting	0.5
Business Services	0.9
Chemicals	1.8
Computer Hardware	1.1
Computer Software	1.9
Conglomerates	0.3
Constuction	0.2
Consumer Cyclicals	0.8
Consumer Durables	0.9
Electrical Equipment	6.4
Electrical Utilities	3.5
Electronic Components	0.6
Energy Resources	6.6
Financial Services	3.7
Food & Beverage	3.8
Health	0.1
Industrial Services	0.4
Information Services	1.6
Insurance	1.4
Internet	1.8
Leisure	0.1
Media	0.4
Medical Products	1.9
Merchandising	1.5
Mining	3.6
Motor Vehicle	0.1
Multi-Industrial	0.3
Multi-Industry	2.5
Nonferrous Metals	1.4
Paper	0.8
Publishing	0.1
Pulp and Paper	0.5
Real Estate	1.0
Semiconductors	6.3
Ship Transportation	0.2
Specialty Retail	0.8
Steel	1.9
Telecommunications	16.8
Tobacco	2.9
Utilities	1.2

TOTAL COMMON AND PREFERRED STOCK	98.1%

†	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS ASIA GROWTH FUND

Performance Summary
February 28, 2001 (Unaudited)

The following graph shows the value, as of February 28, 2001, of a $10,000 investment made on July 8, 1994 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Asia Growth Fund. For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International All Country Asia Free ex Japan Index (“MSCI AC Asia Free Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C and Institutional Shares will vary from Class A due to differences in fees and loads.

Asia Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested July 8, 1994 to February 28, 2001.

Average Annual Total Return through February 28, 2001	Since Inception	Five Years	One Year	Six Months(a)

Class A (commenced July 8, 1994)
Excluding sales charges	-5.43%	-10.48%	-25.41%	-14.98%
Including sales charges	-6.23%	-11.49%	-29.52%	-19.66%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	-12.06%	n/a	-25.62%	-15.05%
Including contingent deferred sales charges	-12.42%	n/a	-29.34%	-19.29%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	-13.87%	n/a	-25.60%	-15.00%
Including contingent deferred sales charges	-13.87%	n/a	-26.35%	-15.85%

Institutional Class (commenced February 2, 1996)	-9.76%	-9.85%	-24.73%	-14.56%

(a)	Not annualized.
GOLDMAN SACHS ASIA GROWTH FUND
Statement of Investments
February 28, 2001 (Unaudited)
Shares	Description	Value

Common Stocks – 99.3%

Australia – 4.2%
28,700	BHP Ltd. (Mining)	$ 317,020
921,150	Lihir Gold Ltd.* (Mining)	314,193
310,400	Newcrest Mining Ltd. (Energy Resources)	632,635
1,250,000	Normandy Mining Ltd. (Mining)	623,141
18,100	Rio Tinto Ltd. (Mining)	314,573
76,900	WMC Ltd. (Mining)	321,938

		2,523,500

China – 9.7%
1,682,000	Beijing North Star Co. Ltd. Class H (Real Estate)	291,119
411,000	China Mobile Ltd.* (Telecommunications)	2,244,721
309,000	Guangdong Kelon Electrical Holdings Co. Ltd. Class H (Appliance)	67,743
13,109,000	PetroChina Co. Ltd. Class H*+ (Energy Resources)	2,420,154
2,302,000	Yanzhou Coal Mining Co. Ltd. Class H (Mining)	796,857

		5,820,594

Hong Kong – 22.5%
252,500	Amoy Properties Ltd. (Real Estate)	281,638
1,794,000	China Overseas Land & Investment Ltd. (Real Estate)	259,903
1,332,000	China Resources Beijing Land Ltd. (Real Estate)	324,466
278,000	CLP Holdings Ltd. (Electrical Utilities)	1,454,173
156,000	CNOOC Ltd.* (Energy Resources)	140,002
147,200	Dah Sing Financial Holdings (Banks)	768,092
50,000	Dao Heng Bank Group Ltd. (Banks)	248,721
1,628,000	Giordano International Ltd. (Specialty Retail)	965,333
71,200	Hang Seng Bank Ltd. (Banks)	846,652
114,000	Henderson Land Development Co. Ltd. (Real Estate)	698,624
444,000	Hong Kong and China Gas Co. Ltd. (Energy Resources)	663,162
442,500	Hongkong Electric Holdings Ltd. (Electrical Utilities)	1,670,743
253,000	Hongkong Land Holdings Ltd. (Real Estate)	640,090
108,500	Hutchison Whampoa Ltd. (Multi- Industrial)	1,286,715
162,000	Sun Hung Kai Properties Ltd. (Real Estate)	1,806,946
77,000	Swire Pacific Ltd. (Multi-Industrial)	525,680
362,000	TCL International Holdings Ltd.* (Electronics Equipment)	72,401
314,000	The Wharf (Holdings) Ltd. (Real Estate)	905,781

		13,559,122

Shares	Description	Value

Common Stocks – (continued)

India – 14.8%
83,300	Bharat Heavy Electricals Ltd. (Electrical Equipment)	$ 289,689
125,854	Bharat Petroleum Corp. Ltd. (Energy Resources)	475,806
56,044	Hindalco Industries Ltd. (Mining)	928,206
296,971	Hindustan Lever Ltd. (Consumer Cyclicals)	1,463,798
132,700	Hindustan Petroleum Corp. Ltd. (Energy Resources)	504,112
4,700	Infosys Technologies Ltd. (Computer Software)	620,128
78,665	ITC Ltd. (Tobacco)	1,314,689
56,500	Mahanagar Telephone Nigam Ltd. (Telecommunications)	179,188
127,700	Nestle India Ltd. (Food & Beverage)	1,497,333
380	Reliance Industries Ltd. (Multi- Industry)	3,381
103,901	Videsh Sanchar Nigam Ltd. (Telecommunications)	1,345,518
5,600	Wipro Ltd. (Multi-Industrial)	306,185

		8,928,033

Indonesia – 2.5%
141,070	Gulf Indonesia Resources Ltd.* (Energy Resources)	1,338,754
113,000	PT Gudang Garam Tbk (Tobacco)	159,954
120,000	PT Ramayana Lestari Sentosa Tbk (Consumer Durables)	33,790

		1,532,498

Malaysia – 4.4%
187,100	British American Tobacco Berhad (Tobacco)	1,895,618
176,000	Hong Leong Bank Berhad (Banks)	154,695
322,200	IOI Corp. Berhad (Agriculture)	204,342
103,500	Malakoff Berhad (Electrical Utilities)	268,283
59,400	Star Publications Berhad (Publishing)	139,903

		2,662,841

Philippines – 0.7%
204,100	Ayala Land, Inc. (Real Estate)	27,044
14,700	Philippine Long Distance Telephone Co. (Telecommunications)	241,957
1,032,600	SM Prime Holdings (Real Estate)	151,790

		420,791

Singapore – 11.5%
61,000	City Developments (Real Estate)	265,750
154,150	DBS Group Holdings Ltd. (Banks)	1,740,760
250,000	Keppel Land Ltd. (Real Estate)	325,308
64,000	Overseas Union Bank Ltd. (Banks)	300,831
32,000	Singapore Airlines Ltd. (Airlines)	271,482
728,000	Singapore Technologies Engineering Ltd. (Machinery)	1,135,087

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS ASIA GROWTH FUND
Statement of Investments (continued)
February 28, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Singapore – (continued)
1,010,000	Singapore Telecommunications Ltd. (Telecommunications)	$ 1,597,936
164,512	United Overseas Bank Ltd. (Banks)	1,301,385

		6,938,539

South Korea – 12.6%
19,857	Housing & Commercial Bank (Banks)	433,103
23,000	Hyundai Motor Co. Ltd. (Auto)	293,473
64,770	Korea Electric Power Corp. (Electrical Utilities)	1,327,476
5,140	Korea Telecom Corp. (Telecommunications)	267,668
6,430	Pohang Iron & Steel Co. Ltd. (Steel)	517,907
15,280	S-Oil Corp. (Energy Resources)	308,293
7,250	Samsung Electronics (Semiconductors)	1,081,184
182,350	Samsung Heavy Industries Co. Ltd.* (Multi-Industrial)	791,087
86,520	Shinhan Bank (Banks)	972,871
6,630	Shinsegae Department Store Co. (Merchandising)	370,111
7,120	SK Telecom Co. Ltd. ADR (Telecommunications)	1,206,587

		7,569,760

Taiwan – 13.9%
38,000	Ambit Microsystems Corp. (Electrical Equipment)	196,167
93,000	Asustek Computer, Inc. (Computer Hardware)	412,535
307,352	Cathay Life Insurance Co. (Insurance)	589,052
386,000	China Development Industrial Bank (Banks)	406,881
1,064,000	China Steel Corp. (Steel)	707,141
244,000	Chinatrust Commercial Bank (Banks)	195,351
90,000	Compal Electronics, Inc. (Electronic Components)	141,885
61,800	Compeq Manufacturing Co. Ltd. (Electrical Equipment)	268,405
216,000	First Commercial Bank (Banks)	168,260
161,820	Hon Hai Precision (Electrical Equipment)	1,005,435
386,224	President Chain Store Corp. (Merchandising)	1,152,106
101,000	Quanta Computer, Inc. (Computer Hardware)	324,698
1,118,000	Taishin International Bank (Banks)	618,615
513,519	Taiwan Semiconductor (Semiconductors)	1,428,646
320,000	United Microelectronics Corp. Ltd. (Semiconductors)	524,266
236,000	Winbond Electronics Corp. (Electrical Equipment)	256,062

		8,395,505

Shares	Description	Value

Common Stocks – (continued)

Thailand – 2.5%
44,900	Advanced Info Service Public – Alien Market (Telecommunications)	$ 541,843
84,600	Bangkok Bank Public – Alien Market* (Banks)	112,891
42,400	BEC World Public – Alien Market (Media)	228,285
50,900	PTT Exploration & Production Public – Alien Market (Energy Resources)	127,575
248,900	TelecomAsia Corp. Public – Alien Market* (Telecommunications)	142,963
255,600	Thai Farmers Bank Public – Alien Market* (Banks)	169,055
113,000	Thai Union Frozen Products Public Co. (Food & Beverage)	154,723

		1,477,335

TOTAL COMMON STOCKS
(Cost $58,014,721)		$ 59,828,518

Units	Description	Value

Rights – 0.0%

Thailand – 0.0%
$198,411	TelecomAsia Corp. Public – Alien Market-Rights* exp. 4/2002 (Telecommunications)	$ 0

TOTAL RIGHTS
(Cost $0)		$ 0

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Obligation – 3.1%

State Street Bank & Trust Euro – Time Deposit
$1,889,000	5.44%	03/01/2001	$ 1,889,000

TOTAL SHORT-TERM OBLIGATION
(Cost $1,889,000)			$ 1,889,000

TOTAL INVESTMENTS
(Cost $59,903,721)			$61,717,518

*	Non-income producing security.

+
Security is exempt from registration under rule 144A of the Securities Act of 1933. Such a security may be resold, normally to qualified institutional buyers in transactions exempt from registration. The market value of 144A securities amounts to $2,420,154 as of February 28, 2001.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depository Receipt

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS ASIA GROWTH FUND

As a % of Total Net Assets

Common Stock Industry Classifications†

Agriculture	0.4%
Airlines	0.5
Appliance	0.1
Auto	0.5
Banks	14.0
Computer Hardware	1.2
Computer Software	1.0
Consumer Cyclicals	2.4
Consumer Durables	0.1
Electrical Equipment	3.4
Electrical Utilities	7.8
Electronic Components	0.2
Electronics Equipment	0.1
Energy Resources	11.0
Food & Beverage	2.8
Insurance	1.0
Machinery	1.9
Media	0.4
Merchandising	2.5
Mining	6.0
Multi-Industrial	4.8
Multi-Industry	0.0
Publishing	0.2
Real Estate	9.9
Semiconductors	5.0
Specialty Retail	1.6
Steel	2.0
Telecommunications	12.9
Tobacco	5.6

TOTAL COMMON STOCK	99.3%

†	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities
February 28, 2001 (Unaudited)

European Equity Fund

Assets:

Investment in securities, at value (identified cost $147,766,797, $1,841,309,707, $61,377,630, $434,868,155, $135,524,740 and $59,903,721, respectively)	$136,723,357
Cash, at value	3,048,405
Receivables:
Investment securities sold, at value	1,180,580
Fund shares sold	286,954
Variation margin	157,221
Dividends and interest, at value	330,290
Reimbursement from investment advisor	34,750
Forward foreign currency exchange contracts, at value	—
Other assets, at value	951

Total assets	141,762,508

Liabilities:

Due to custodian	—
Payables:
Fund shares repurchased	3,616,433
Investment securities purchased, at value	1,416,097
Amounts owed to affiliates	184,163
Forward foreign currency exchange contracts, at value	—
Variation margin	—
Capital gains tax, at value	—
Accrued expenses and other liabilities, at value	24,244

Total liabilities	5,240,937

Net Assets:

Paid-in capital	151,576,245
Accumulated net investment loss	(1,917,598)
Accumulated net realized loss on investment, futures and foreign currency related transactions	(1,971,044)
Net unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(11,166,032)

NET ASSETS	$136,521,571

Net asset value, offering and redemption price per share: (a)
Class A	$10.49
Class B	$10.36
Class C	$10.37
Institutional	$10.62
Service	$10.54

Shares outstanding:
Class A	11,348,777
Class B	353,780
Class C	142,292
Institutional	1,158,606
Service	177

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	13,003,632

(a)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares of European Equity, International Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity, and Asia Growth Funds is $11.10, $18.87, $11.20, $12.25, $8.84 and $10.03, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

International Equity Fund	Japanese Equity Fund	International Growth Opportunities Fund	Emerging Markets Equity Fund	Asia Growth Fund

$1,708,525,826	$51,138,294	$400,445,383	$129,708,117	$61,717,518
130,625	—	15,008	—	1,191,956

18,464,234	983,247	1,479,264	3,311,466	2,115,448
5,998,869	10,636	491,167	554,204	940,880
615,847	—	903,075	2,335,651	—
2,510,577	29,542	258,369	348,661	227,169
—	31,221	—	15,650	54,401
3,763,212	19,074	—	—	—
53,204	8,556	163,602	6,171	462

1,740,062,394	52,220,570	403,755,868	136,279,920	66,247,834

—	576,166	—	3,197,418	—

81,993,029	1,111,320	9,203,416	191,120	1,052,035
12,029,222	470,419	2,469,998	258,999	4,653,117
2,084,458	71,679	525,968	198,990	83,466
6,493,357	117	—	—	—
—	—	—	—	—
—	—	—	130,208	17,355
126,322	15,950	53,801	68,268	186,756

102,726,388	2,245,651	12,253,183	4,045,003	5,992,729

1,812,178,724	69,444,204	475,566,230	161,476,908	143,772,293
(14,108,629)	(1,547,313)	(2,142,562)	(865,823)	(572,512)
(27,176,277)	(7,701,906)	(46,517,699)	(22,332,106)	(84,722,345)
(133,557,812)	(10,220,066)	(35,403,284)	(6,044,062)	1,777,669

$1,637,336,006	$49,974,919	$391,502,685	$132,234,917	$60,255,105

$17.83	$10.58	$11.58	$8.35	$9.48
$17.40	$10.45	$11.44	$8.24	$9.26
$17.19	$10.42	$11.43	$8.26	$9.24
$18.28	$10.76	$11.80	$8.53	$9.74
$17.89	$10.64	$11.62	$8.22	—

68,900,569	3,513,953	21,108,370	5,302,159	5,325,258
3,584,596	288,649	188,469	219,336	529,700
1,146,044	184,553	204,362	91,555	152,551
17,589,796	729,811	12,078,938	10,015,065	356,138
303,326	180	552	342	—

91,524,331	4,717,146	33,580,691	15,628,457	6,363,647

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Statements of Operations
For the Six Months Ended February 28, 2001 (Unaudited)

European Equity Fund

Investment income:

Dividends (a)	$ 525,992
Interest	94,797

Total income	620,789

Expenses:

Management fees	745,447
Distribution and Service fees (b)	354,165
Custodian fees	153,953
Transfer Agent fees (b)	131,874
Registration fees	32,846
Professional fees	20,028
Trustee fees	3,986
Service Share fees	—
Amortization of deferred organization expenses	—
Other	30,496

Total expenses	1,472,796

Less — expense reductions	(163,778)

Net expenses	1,309,017

NET INVESTMENT LOSS	(688,228)

Realized and unrealized gain (loss) on investment, futures, options and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	1,053,951
Futures transactions	(576,075)
Options written	—
Foreign currency related transactions	(1,633,773)
Net change in unrealized gain (loss) on:
Investments	(19,780,786)
Futures	(89,780)
Translation of assets and liabilities denominated in foreign currencies	12,621

Net realized and unrealized loss on investment, options, futures and foreign currency related transactions	(21,013,842)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(21,702,070)

(a)
For the European Equity, International Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds, foreign taxes withheld on dividends were $57,910, $801,649, $40,269, $188,348, $96,673 and $70,649, respectively.

(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service fees			Transfer Agent fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service
European Equity Fund	$ 326,214	$ 20,216	$ 7,735	$ 123,961	$ 3,841	$ 1,470	$ 2,602	$ —
International Equity Fund	3,052,110	351,888	105,588	1,159,802	66,859	20,062	60,441	897
Japanese Equity Fund	144,462	21,776	15,571	54,896	4,137	2,958	4,195	1
International Growth Opportunities Fund	689,533	11,552	14,285	262,023	2,195	2,714	32,637	1
Emerging Markets Equity Fund	129,343	8,963	4,326	49,149	1,703	822	25,492	—
Asia Growth Fund	156,900	26,948	8,560	59,622	5,120	1,626	791	—

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

International Equity Fund	Japanese Equity Fund	International Growth Opportunities Fund	Emerging Markets Equity Fund	Asia Growth Fund

$ 5,576,147	$ 227,269	$ 1,138,732	$ 1,012,259	$ 409,376
2,950,763	6,115	609,820	76,354	79,445

8,526,910	233,384	1,748,552	1,088,613	488,821

8,095,184	431,159	2,665,011	1,091,129	369,073
3,509,586	181,809	715,370	142,632	192,408
650,196	44,867	123,756	285,213	123,194
1,308,061	66,187	299,570	77,166	67,159
48,919	32,147	32,846	36,339	41,930
20,028	17,865	18,484	17,865	18,484
3,986	3,986	3,985	3,986	3,986
11,217	—	—	—	—
—	1,126	1,129	1,459	—
55,274	31,313	31,085	33,003	36,039

13,702,451	810,459	3,891,236	1,688,792	852,273

(7,300)	(82,146)	(122)	(55,982)	(163,105)

13,695,151	728,313	3,891,114	1,632,810	689,168

(5,168,241)	(494,929)	(2,142,562)	(544,197)	(200,347)

(17,902,446)	(7,077,684)	(44,401,388)	(18,394,868)	(11,697,224)
(11,083,969)	(86,309)	(726,853)	(128,225)	—
—	—	—	1,300,500	—
4,570,587	(213,997)	(130,957)	(1,025,075)	(273,608)

(274,187,728)	(18,886,580)	(70,643,897)	(22,619,016)	(2,205,016)
(520,180)	—	(1,485,540)	(36,125)	—
502,786	7,821	2,561	(57,307)	(15,778)

(298,620,950)	(26,256,749)	(117,386,074)	(40,960,116)	(14,191,626)

$(303,789,191)	$(26,751,678)	$(119,528,636)	$(41,504,313)	$(14,391,973)

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Statements of Changes in Net Assets
For the Six Months Ended February 28, 2001 (Unaudited)

European Equity Fund

From operations:

Net investment loss	$ (688,228)
Net realized loss from investment, futures and foreign currency related transactions	(1,155,897)
Net change in unrealized loss on investments, futures and translation of assets and liabilities denominated in foreign currencies	(19,857,945)

Net decrease in net assets resulting from operations	(21,702,070)

Distributions to shareholders:

In excess of net investment income
Institutional shares	(58,384)
From net realized gains on investment, futures and foreign currency transactions
Class A shares	(12,387,442)
Class B shares	(497,904)
Class C shares	(194,261)
Institutional shares	(1,482,993)
Service shares	(243)

Total distributions to shareholders	(14,621,227)

From share transactions:

Proceeds from sales of shares	106,193,759
Reinvestment of dividends and distributions	13,548,402
Cost of shares repurchased	(107,515,745)

Net increase (decrease) in net assets resulting from share transactions	12,226,416

TOTAL DECREASE	(24,096,881)

Net assets:

Beginning of period	160,618,452

End of period	$136,521,571

Accumulated net investment loss	$ (1,917,598)

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

International Equity Fund	Japanese Equity Fund	International Growth Opportunities Fund	Emerging Markets Equity Fund	Asia Growth Fund

$ (5,168,241)	$ (494,929)	$ (2,142,562)	$ (544,197)	$ (200,347)
(24,415,828)	(7,377,990)	(45,259,198)	(18,247,668)	(11,970,832)

(274,205,122)	(18,878,759)	(72,126,876)	(22,712,448)	(2,220,794)

(303,789,191)	(26,751,678)	(119,528,636)	(41,504,313)	(14,391,973)

—	—	—	—	—

(107,517,652)	(3,757,367)	(18,906,078)	(1,961,833)	—
(7,131,158)	(315,947)	(170,584)	(69,834)	—
(2,188,241)	(221,894)	(186,091)	(27,341)	—
(27,396,225)	(1,499,910)	(11,481,155)	(5,109,850)	—
(498,480)	(169)	(477)	(91)	—

(144,731,756)	(5,795,287)	(30,744,385)	(7,168,949)	—

793,273,773	40,951,206	177,467,859	38,868,669	30,893,873
108,217,019	5,353,699	23,841,915	7,066,600	—
(590,757,629)	(71,326,213)	(180,807,962)	(78,573,200)	(57,054,990)

310,733,163	(25,021,308)	20,501,812	(32,637,931)	(26,161,117)

(137,787,785)	(57,568,273)	(129,771,209)	(81,311,193)	(40,553,090)

1,775,123,790	107,543,192	521,273,894	213,546,110	100,808,195

$1,637,336,006	$49,974,919	$391,502,685	$132,234,917	$60,255,105

$ (14,108,629)	$ (1,547,313)	$ (2,142,562)	$ (865,823)	$ (572,512)

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Statements of Changes in Net Assets
For the Year Ended August 31, 2000
European Equity Fund

From operations:

Net investment income (loss)	$ 68,625
Net realized gain from investment, futures and foreign currency related transactions	13,509,776
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	4,489,515

Net increase in net assets resulting from operations	18,067,916

Distributions to shareholders:

From net investment income
Class A Shares	—
Class B Shares	—
Class C Shares	—
Institutional Shares	—
Service Shares	—
In excess of net investment income
Class A Shares	—
Class B Shares	—
Class C Shares	—
Institutional Shares	—
Service Shares	—
From net realized gains on investments, futures and foreign currency transactions
Class A Shares	(4,552,387)
Class B Shares	(85,427)
Class C Shares	(18,441)
Institutional Shares	(214,659)
Service Shares	(105)

Total distributions to shareholders	(4,871,019)

From share transactions:

Proceeds from sales of shares	92,017,420
Reinvestment of dividends and distributions	4,698,363
Cost of shares repurchased	(31,390,674)

Net increase (decrease) in net assets resulting from share transactions	65,325,109

TOTAL INCREASE (DECREASE)	78,522,006

Net assets:

Beginning of period	$ 82,096,446

End of period	$160,618,452

Accumulated net investment loss	$ (1,170,986)

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

International Equity Fund	Japanese Equity Fund	International Growth Opportunities Fund	Emerging Markets Equity Fund	Asia Growth Fund

$ (653,334)	$ (1,029,383)	$ (1,653,153)	$ (239,859)	$ (461,855)
166,959,834	10,172,647	34,677,003	34,348,425	21,496,471

1,964,374	(5,525,712)	16,849,163	(4,728,402)	(17,714,666)

168,270,874	3,617,552	49,873,013	29,380,164	3,319,950

(4,137,059)	—	—	—	—
(213,456)	—	—	—	—
(50,889)	—	—	—	—
(1,171,372)	—	—	—	—
(16,685)	—	—	—	—

(9,786,740)	(473,037)	—	—	—
(504,956)	(63,355)	—	—	—
(120,385)	(65,248)	—	—	—
(2,771,030)	(411,232)	—	—	—
(39,469)	(23)	—	—	—

(105,741,385)	(3,934,010)	(3,818,699)	—	—
(7,678,106)	(595,331)	(23,470)	—	—
(1,511,693)	(521,995)	(31,640)	—	—
(22,154,888)	(2,840,673)	(3,219,751)	—	—
(403,458)	(259)	(79)	—	—

(156,301,571)	(8,905,163)	(7,093,639)	—	—

962,871,083	103,614,398	421,373,628	106,627,300	144,806,450
121,561,009	8,358,222	4,607,275	—	—
(529,098,512)	(63,935,353)	(83,439,939)	(98,802,301)	(153,488,825)

555,333,580	48,037,267	342,540,964	7,824,999	(8,682,375)

567,302,883	42,749,656	385,320,338	37,205,163	(5,362,425)

$1,207,820,907	$ 64,793,536	$135,953,556	$176,340,947	$106,170,620

$1,775,123,790	$107,543,192	$521,273,894	$213,546,110	$100,808,195

$ (8,940,186)	$ (1,052,384)	$ —	$ (321,626)	$ (372,165)

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Notes to Financial Statements
February 28, 2001 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs European Equity, International Equity, Japanese Equity, International Growth Opportunities (formerly International Small Cap Fund), Emerging Markets Equity and Asia Growth Funds (collectively the “Funds” or individually a “Fund”). Each Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service (Service Shares of Asia Growth Fund have not commenced operations).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date or, if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

        Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the Funds have the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned. It is the Funds’ policy, where necessary, to accrue for estimated capital gains taxes on appreciated foreign securities.

        Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily, to each class of shares of the Funds’ based upon the relative proportion of net assets of each class.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Federal Taxes — It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gains distributions, if any, are declared and paid annually.

        The Asia Growth Fund had approximately $71,481,000 at August 31, 2000 (the Fund’s tax year end) of capital loss carryforwards expiring 2005 through 2007 for federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        At February 28, 2001, the aggregate cost of the Funds’ portfolio securities, gross unrealized gain on investments and gross unrealized loss on investments for federal income tax purposes are as follows:

Fund	Tax Cost	Gross Unrealized Gain	Gross Unrealized Loss	Net Unrealized Gain (Loss)

European Equity	$ 147,766,797	$6,095,487	$(17,138,927)	$(11,043,440)

International Equity	1,850,936,722	61,331,789	(203,742,685)	(142,410,896)

Japanese Equity	62,037,697	814,931	(11,714,334)	(10,899,403)

International Growth Opportunities	436,125,600	35,790,933	(71,471,150)	(35,680,217)

Emerging Markets Equity	139,607,418	8,669,560	(18,568,861)	(9,899,301)

Asia Growth	61,174,351	2,526,666	(1,983,499)	543,167

D.  Expenses — Expenses incurred by the Trust which do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
February 28, 2001 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Deferred Organization Expenses — Organization-related costs are amortized on a straight-line basis over a period of five years.

F.  Foreign Currency Translations — The books and records of each Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

G.  Derivative Financial Instruments — The Funds may utilize derivative financial instruments such as structured notes and equity swaps. Such instruments are used by the Funds as a means of investing in a particular market or increasing the return on the Funds’ investments or both. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of the financial indicators including, but not limited to indices, currencies or interest rates. These financial instruments may subject the Funds to a greater degree of market or counterparty risk and loss than other types of securities.

H.  Segregation Transactions — The Funds may enter into certain derivative transactions to seek to increase total returns. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Funds. Under the Agreement, GSAMI, subject to the general supervision of the Trust’s Board of Trustees, manages the Funds’ portfolios. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to the average daily net assets of each Fund in the table below.

        The investment adviser has voluntarily agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, based on the average daily net assets of the Funds as follows:

Fund	Management Fee	Expense Limitation

European Equity Fund	1.00%	0.10%

International Equity Fund	1.00	0.10%

Japanese Equity Fund	1.00	0.11%

International Growth Opportunities Fund	1.20	0.16%

Emerging Markets Equity Fund	1.20	0.35%

Asia Growth Fund	1.00	0.16%

        The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Funds for distribution and shareholder maintenance services equal, on an annual basis, to 0.50%, 1.00% and 1.00% of each Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        Goldman Sachs serves as the distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Funds that it has retained approximately $273,000, $1,032,000, $113,000, $757,000, $87,000 and $16,000 for the six months ended February 28, 2001, for the European Equity, International Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds, respectively.

        Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service Shares.

        The Trust, on behalf of each Fund, has adopted a Service Plan. This Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service Shares.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
February 28, 2001 (Unaudited)

3. AGREEMENTS (continued)

        For the six months ended February 28, 2001, the Funds’ adviser has voluntarily agreed to reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

Fund	Reimbursement	Custody Credit	Total Expense Reduction

European Equity	$109	$55	$164

International Equity	—	7	7

Japanese Equity	82	—	82

International Growth Opportunities	—	—	—

Emerging Markets Equity	43	13	56

Asia Growth	159	4	163

As of February 28, 2001, the amounts owed to affiliates were as follows (in thousands):

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total

European Equity	$ 111	$ 53	$ 20	$ 184

International Equity	1,308	564	212	2,084

Japanese Equity	45	20	7	72

International Growth Opportunities	382	101	43	526

Emerging Markets Equity	168	20	11	199

Asia Growth	49	25	9	83

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments, futures and options) for the six months ended February 28, 2001, were as follows:

Fund	Purchases	Sales and Maturities

European Equity	$ 98,999,880	$ 93,291,906

International Equity	849,352,060	649,510,437

Japanese Equity	20,818,740	47,245,157

International Growth Opportunities	154,442,668	140,517,793

Emerging Markets Equity	128,205,492	168,152,604

Asia Growth	120,177,604	139,604,059

        For the six months ended February 28, 2001, Goldman Sachs earned approximately $4,000, $13,000, $10,000, $20,000, $26,000 and $75,000 of brokerage commissions from portfolio transactions, including futures transactions executed on behalf of the European Equity, International Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds, respectively.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Funds may also purchase and sell such contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Funds’ financial statements. The Funds realize gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
February 28, 2001 (Unaudited)

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

At February 28, 2001, the International Equity Fund had outstanding forward foreign exchange contracts, both to purchase and sell foreign currencies as follows:

Open Foreign Currency Purchase Contracts	Value on Settlement Date	Current Value	Unrealized
			Gain	Loss

Australian Dollar
expiring 4/20/2001	$ 604,633	$ 605,809	$ 1,176	$ —
Danish Krone
expiring 4/26/2001	14,851,540	14,710,527	—	141,013
Euro
expiring 3/28/2001	27,578,466	27,025,049	—	553,417
expiring 3/28/2001	5,561,188	5,553,610	—	7,578
expiring 3/28/2001	19,970,650	19,744,296	—	226,354
expiring 3/28/2001	19,941,981	19,527,902	—	414,079
expiring 3/28/2001	21,392,357	21,444,136	51,779	—
expiring 4/23/2001	21,488,828	21,501,746	12,918	—
expiring 4/23/2001	11,224,769	11,231,517	6,748	—
expiring 4/23/2001	10,264,059	10,270,229	6,170	—
			—	—
Great British Pound
expiring 3/8/2001	16,933,585	16,884,486	—	49,099
expiring 3/8/2001	1,463,286	1,454,197	—	9,089
expiring 3/8/2001	1,039,561	1,033,104	—	6,457
expiring 3/8/2001	423,726	421,094	—	2,632
expiring 3/8/2001	13,175,073	13,112,509	—	62,564
expiring 3/8/2001	10,463,161	10,410,030	—	53,131
expiring 3/8/2001	3,235,935	3,232,055	—	3,880
expiring 3/8/2001	2,299,961	2,303,682	3,721	—
expiring 4/23/2001	11,113,398	11,060,748	—	52,650
expiring 4/23/2001	11,179,711	11,060,748	—	118,963
Japanese Yen
expiring 4/11/2001	17,026,631	16,918,510	—	108,121
expiring 4/11/2001	7,024,763	6,983,919	—	40,844
expiring 4/11/2001	8,745,711	8,666,443	—	79,268
Norwegian Krone
expiring 3/12/2001	6,070,582	6,218,693	148,111	—
expiring 3/12/2001	9,975,322	9,923,858	—	51,464
expiring 3/12/2001	9,934,975	9,915,532	—	19,443
expiring 4/23/2001	10,862,989	10,958,548	95,559	—
New Zealand Dollar
expiring 5/16/2001	2,367,713	2,360,678	—	7,035
Swiss Franc
expiring 4/23/2001	20,574,831	20,281,876	—	292,955

TOTAL OPEN FOREIGN CURRENCY PURCHASE CONTRACTS	$316,789,385	$314,815,531	$326,182	$2,300,036

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

Open Forward Foreign Currency Sale Contracts	Value on Settlement Date	Current Value	Unrealized
			Gain	Loss

Australian Dollar
expiring 4/20/2001	$ 7,564,382	$ 7,302,074	$ 262,308	$ —
expiring 4/23/2001	10,606,242	10,661,358	—	55,116
Euro
expiring 3/8/2001	10,048,818	9,827,807	221,011	—
expiring 3/12/2001	9,876,924	9,868,019	8,905	—
expiring 4/23/2001	11,113,398	11,231,517	—	118,119
Great British Pound
expiring 3/8/2001	1,031,378	1,033,104	—	1,726
Hong Kong Dollar
expiring 6/8/2001	27,773,955	27,733,896	40,059	—
expiring 6/8/2001	260,716	260,658	58	—
expiring 6/8/2001	2,570,264	2,569,688	576	—
Japanese Yen
expiring 4/23/2001	21,488,828	21,609,092	—	120,264
expiring 4/23/2001	21,815,000	21,568,825	246,175	—
expiring 4/23/2001	22,029,048	21,659,016	370,032	—
Singapore Dollar
expiring 4/20/2001	7,328,740	7,257,636	71,104	—
Swedish Krona
expiring 3/12/2001	33,202,587	32,639,333	563,254	—
expiring 3/12/2001	7,596,414	7,431,559	164,855	—
expiring 3/12/2001	14,727,205	14,454,951	272,254	—
expiring 4/23/2001	8,090,446	8,233,991	—	143,545
expiring 4/23/2001	2,696,815	2,734,682	—	37,867
Swiss Franc
expiring 5/15/2001	22,003,489	21,861,659	141,830	—

TOTAL OPEN FORWARD FOREIGN CURRENCY SALE CONTRACTS	$241,824,649	$239,938,865	$2,362,421	$476,637

Foreign Currency Cross Contracts (Purchase/Sale)	Purchase Current Value	Sale Current Value	Realized
			Gain	Loss

Euro/Japanese Yen
expiring 4/23/2001	$ 21,488,828	$ 21,501,746	$ 12,918	$ —

Japanese Yen/Euro
expiring 4/23/2001	21,609,092	21,488,828	—	120,264

TOTAL FOREIGN CURRENCY PURCHASE CONTRACTS	$ 43,097,920	$ 42,990,574	$ 12,918	$120,264

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
February 28, 2001 (Unaudited)

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

Closed but Unsettled Forward Foreign Currency Contracts	Purchase Value	Sale Value	Realized
			Gain	Loss

Australian Dollar
expiring 4/20/2001	$ 1,561,343	$ 1,615,454	$ 54,111	$ —
expiring 4/20/2001	10,644,065	10,439,445	—	204,620
Euro
expiring 3/12/2001	9,877,023	9,975,322	98,299	—
expiring 3/12/2001	58,051	58,050	—	1
expiring 3/28/2001	8,745,777	8,750,789	5,012	—
expiring 3/28/2001	20,225,491	20,077,485	—	148,006
expiring 3/28/2001	19,173,231	19,021,629	—	151,602
expiring 3/28/2001	20,151,907	19,736,294	—	415,613
expiring 3/28/2001	40,303,815	39,352,493	—	951,322
expiring 3/28/2001	52,011,326	51,178,861	—	832,465
expiring 3/28/2001	12,014,622	12,010,315	—	4,307
expiring 3/28/2001	984,107	956,420	—	27,687
expiring 3/28/2001	19,684,076	19,591,272	—	92,804
expiring 3/28/2001	11,014,464	11,177,620	163,156	—
expiring 3/28/2001	4,066,116	4,027,463	—	38,653
expiring 3/28/2001	3,204,821	3,179,497	—	25,324
expiring 3/28/2001	579,452	565,674	—	13,778
expiring 3/28/2001	33,179,214	32,981,815	—	197,399
expiring 4/23/2001	10,787,261	10,862,989	75,728	—
Great British Pound
expiring 3/8/2001	8,065,861	8,182,741	116,880	—
expiring 3/8/2001	1,872,423	1,892,635	20,212	—
expiring 3/8/2001	993,079	1,006,987	13,908	—
expiring 3/8/2001	1,594,132	1,588,694	—	5,438
expiring 3/8/2001	2,622,510	2,594,047	—	28,463
expiring 3/8/2001	10,048,818	9,972,476	—	76,342
expiring 3/8/2001	6,655,696	6,652,403	—	3,293
expiring 3/8/2001	364,113	361,945	—	2,168
expiring 3/8/2001	7,945,262	7,874,403	—	70,859
expiring 3/8/2001	2,116,953	2,066,602	—	50,351
expiring 3/8/2001	4,251,063	4,240,787	—	10,276
expiring 3/8/2001	4,695,181	4,569,901	—	125,280
expiring 3/8/2001	9,374,512	9,306,140	—	68,372
expiring 3/8/2001	5,107,123	5,071,057	—	36,066
Hong Kong Dollar
expiring 6/8/2001			—	—
expiring 6/8/2001	1,347,940	1,349,014	1,074	—
expiring 6/8/2001	2,548,572	2,547,753	—	819
expiring 6/8/2001	2,158,354	2,158,243	—	111
expiring 6/8/2001	1,553,873	1,554,871	998	—
expiring 6/8/2001	241,642	241,885	243	—
expiring 6/8/2001	1,709,295	1,709,405	110	—
Singapore Dollar
expiring 4/20/2001	2,230,382	2,245,425	15,043	—
Swiss Franc
expiring 5/15/2001	9,932,674	9,954,134	21,460	—
expiring 5/15/2001	19,076,795	19,354,255	277,460	—
Swedish Krona
expiring 3/12/2001	2,942,976	2,939,684	—	3,292
expiring 3/12/2001	3,424,075	3,450,285	26,210	—
expiring 3/12/2001	2,255,467	2,243,758	—	11,709
expiring 3/12/2001	4,762,324	4,869,994	107,670	—
expiring 3/12/2001	2,274,544	2,338,661	64,117	—

TOTAL CLOSED BUT UNSETTLED FORWARD FOREIGN CURRENCY CONTRACTS	$400,431,801	$397,897,072	$1,061,691	$3,596,420

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

At February 28, 2001, the Japanese Equity Fund had outstanding forward foreign exchange contracts to sell foreign currencies as follows:

Open Forward Foreign Currency Sale Contracts	Value on Settlement Date	Current Value	Unrealized
			Gain	Loss

Japanese Yen
expiring 4/23/2001	$ 684,000	$ 676,281	$ 7,719	$ —
expiring 4/23/2001	676,000	664,645	11,355	—
expiring 4/23/2001	654,000	654,117	—	117

Total Open Forward Foreign Currency Sale Contracts	$2,014,000	$1,995,043	$19,074	$117

Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Funds are required to deposit with a broker or the Funds’ custodian bank, an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, depending on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Operations.

        The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ hedging strategies and potentially result in a loss. At February 28, 2001, open futures contracts were as follows:

Fund	Type	Number of Contracts Long/(Short)	Settlement Month	Market Value	Unrealized Gain(Loss)

European Equity	FTSE Z H1	9	March 2001	$766,631	$(28,846)
	DJ EURO VGH1	38	March 2001	1,507,163	(88,842)

				$2,273,794	$(117,688)

International Equity	EURX ER STX	250	March 2001	$9,915,549	$(553,071)

International Growth Opportunities	FTSE 100	112	March 2001	$9,540,296	$(452,825)
	EURX ER STX	122	March 2001	4,838,788	(527,906)

				$14,379,084	$(980,731)

Emerging Markets Equity	S&P 500 Index	15	March 2001	$4,657,500	$(36,125)

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
February 28, 2001 (Unaudited)

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

Option Accounting Principles — When the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

        Upon the purchase of a call option or a protective put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

For the six months ended February 28, 2001, written call option transactions in the Emerging Markets Equity Fund were as follows:

Written Options	Number of Contracts	Premium Received

Options outstanding at August 31, 2000:	—	$ —

Options Written:	43,383	1,300,500

Options Terminated in closing purchase transactions:	—	—

Options Exercised:	(43,383)	(1,300,500)

Options outstanding at February 28, 2001:	—	$ —

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

5. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the six months ended February 28, 2001, the Funds did not have any borrowings under this facility.

6. OTHER MATTERS

As of February 28, 2001 the following Goldman Sachs Asset Allocation Portfolios were beneficial owners of the Funds (as a percentage of outstanding shares):

Fund	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Aggressive Growth Strategy Portfolio

International Growth Opportunities	—%	5%

Emerging Markets Equity	5	7

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
February 28, 2001 (Unaudited)

7. SUMMARY OF SHARE TRANSACTIONS

Share activity for the six months ended February 28, 2001 is as follows:

	European Equity Fund		International Equity Fund

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,455,004	$100,909,689	33,118,374	$650,282,358
Reinvestment of dividends and distributions	996,815	11,433,463	4,049,187	79,161,422
Shares repurchased	(8,234,260)	(101,936,618)	(25,225,609)	(506,157,949)

	1,217,559	10,406,534	11,941,952	223,285,831

Class B Shares
Shares sold	55,141	661,198	201,441	4,066,130
Reinvestment of dividends and distributions	41,551	470,771	334,752	6,393,764
Shares repurchased	(74,291)	(884,947)	(421,400)	(8,489,599)

	22,401	247,022	114,793	1,970,295

Class C Shares
Shares sold	105,203	1,335,192	436,825	8,721,308
Reinvestment of dividends and distributions	11,823	134,076	83,094	1,568,815
Shares repurchased	(82,726)	(1,042,469)	(336,393)	(6,691,640)

	34,300	426,799	183,526	3,598,483

Institutional Shares
Shares sold	274,113	3,287,680	6,300,747	126,947,001
Reinvestment of dividends and distributions	130,836	1,509,849	1,030,182	20,634,541
Shares repurchased	(291,691)	(3,651,711)	(3,253,600)	(68,643,874)

	113,258	1,145,818	4,077,329	78,937,668

Service Shares
Shares sold	—	—	159,518	3,256,976
Reinvestment of dividends and distributions	21	243	23,368	458,477
Shares repurchased	—	—	(39,742)	(774,567)

	21	243	143,144	2,940,886

NET INCREASE (DECREASE)	1,387,539	$ 12,226,416	16,460,744	$310,733,163

(a)	As of December 29, 2000, the Fund’s name changed from the International Small Cap Fund to the International Growth Opportunities Fund.
GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Japanese Equity Fund		International Growth Opportunities Fund(a)		Emerging Markets Equity Fund		Asia Growth Fund

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

2,614,717	$ 36,121,837	10,980,174	$142,540,195	2,046,213	$18,434,749	3,114,820	$29,738,613
275,949	3,496,273	1,016,464	12,451,680	221,899	1,863,953	—	—
(3,799,956)	(50,413,157)	(11,219,303)	(144,382,293)	(2,902,589)	(25,465,246)	(5,535,937)	(53,456,151)

(909,290)	(10,795,047)	777,335	10,609,582	(634,477)	(5,166,544)	(2,421,117)	(23,717,538)

9,317	131,468	36,751	480,078	35,775	318,149	33,112	320,564
22,574	282,858	12,046	145,877	8,076	67,030	—	—
(113,320)	(1,491,984)	(37,274)	(485,045)	(28,513)	(259,985)	(130,945)	(1,246,035)

(81,429)	(1,077,658)	11,523	140,910	15,338	125,194	(97,833)	(925,471)

18,746	251,325	101,315	1,418,386	19,894	173,478	66,840	621,976
16,070	200,713	13,470	163,120	3,086	25,679	—	—
(122,908)	(1,577,026)	(140,349)	(1,926,192)	(52,787)	(463,099)	(122,397)	(1,133,501)

(88,092)	(1,124,988)	(25,564)	(344,686)	(29,807)	(263,942)	(55,557)	(511,525)

295,118	4,446,576	2,464,164	33,024,360	2,237,201	19,940,827	20,698	212,720
106,819	1,373,686	887,881	11,080,761	596,945	5,109,847	—	—
(1,412,035)	(17,844,046)	(2,702,607)	(34,014,432)	(6,051,672)	(52,384,867)	(123,492)	(1,219,303)

(1,010,098)	(12,023,784)	649,438	10,090,689	(3,217,526)	(27,334,193)	(102,794)	(1,006,583)

—	—	357	4,840	168	1,466	—	—
13	169	39	477	11	91	—	—
—	—	—	—	—	(3)	—	—

13	169	396	5,317	179	1,554	—	—

(2,088,896)	$ (25,021,308)	1,413,130	$ 20,501,812	(3,866,293)	$(32,637,931)	(2,677,301)	$(26,161,117)

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
February 28, 2001 (Unaudited)

7. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity for the year ended August 31, 2000 is as follows:

	European Equity Fund		International Equity Fund

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,326,777	$ 74,566,934	29,637,438	$727,913,986
Reinvestment of dividends and distributions	337,798	4,394,755	4,008,202	93,992,338
Shares repurchased	(1,904,482)	(26,514,624)	(17,502,173)	(431,597,850)

	3,760,093	52,447,065	16,143,467	390,308,474

Class B Shares
Shares sold	312,710	4,322,812	596,787	14,423,566
Reinvestment of dividends and distributions	6,038	78,135	335,760	7,745,988
Shares repurchased	(62,406)	(846,347)	(484,425)	(11,699,142)

	256,342	3,554,600	448,122	10,470,412

Class C Shares
Shares sold	96,303	1,362,429	1,503,847	35,487,591
Reinvestment of dividends and distributions	924	11,976	52,340	1,194,420
Shares repurchased	(22,323)	(291,955)	(1,092,313)	(25,780,443)

	74,904	1,082,450	463,874	10,901,568

Institutional Shares
Shares sold	824,255	11,763,455	7,389,250	183,681,326
Reinvestment of dividends and distributions	16,264	213,392	763,388	18,168,651
Shares repurchased	(299,728)	(3,735,818)	(2,327,895)	(58,028,723)

	540,791	8,241,029	5,824,743	143,821,254

Service Shares
Shares sold	148	1,790	55,114	1,364,614
Reinvestment of dividends and distributions	8	105	19,583	459,612
Shares repurchased	(160)	(1,930)	(80,974)	(1,992,354)

	(4)	(35)	(6,277)	(168,128)

NET INCREASE	4,632,126	$ 65,325,109	22,873,929	$555,333,580

(a)	As of December 29, 2000, the Fund’s name changed from the International Small Cap Fund to the International Growth Opportunities Fund.
GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Japanese Equity Fund		International Growth Opportunities Fund (a)		Emerging Markets Equity Fund		Asia Growth Fund

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

4,738,629	$79,542,711	19,003,047	$297,708,611	5,026,648	$54,984,525	11,913,197	$138,502,220
251,265	4,158,443	157,580	2,229,751	—	—	—	—
(2,677,761)	(44,672,392)	(4,075,523)	(64,277,773)	(6,183,012)	(67,304,757)	(11,775,948)	(138,970,536)

2,312,133	39,028,762	15,085,104	235,660,589	(1,156,364)	(12,320,232)	137,249	(468,316)

256,898	4,363,660	204,200	3,281,798	177,799	2,059,925	202,864	2,476,344
37,057	608,848	1,259	17,723	—	—	—	—
(185,312)	(3,068,196)	(51,476)	(813,483)	(79,346)	(873,521)	(242,422)	(2,884,327)

108,643	1,904,312	153,983	2,486,038	98,453	1,186,404	(39,558)	(407,983)

184,775	3,116,549	654,778	10,258,693	83,030	978,614	231,312	2,696,102
32,401	532,028	2,170	30,550	—	—	—	—
(166,325)	(2,745,926)	(458,758)	(7,319,550)	(80,149)	(857,557)	(233,490)	(2,757,642)

50,851	902,651	198,190	2,969,693	2,881	121,057	(2,178)	(61,540)

984,742	16,591,478	7,042,187	110,124,526	4,246,307	48,602,783	88,366	1,131,784
183,481	3,058,621	162,879	2,329,172	—	—	—	—
(816,713)	(13,448,640)	(703,368)	(11,028,965)	(2,606,818)	(29,764,998)	(729,131)	(8,876,320)

351,510	6,201,459	6,501,698	101,424,733	1,639,489	18,837,785	(640,765)	(7,744,536)

—	—	—	—	163	1,453	—	—
17	282	6	79	—	—	—	—
(11)	(199)	(11)	(168)	(166)	(1,468)	—	—

6	83	(5)	(89)	(3)	(15)	—	—

2,823,143	$48,037,267	21,938,970	$342,540,964	584,456	$ 7,824,999	(545,252)	$ (8,682,375)

GOLDMAN SACHS EUROPEAN EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

		Income from investment operations				Distributions to shareholders
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	In excess of investment income	From net realized gains	Total distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2001 - Class A Shares	$13.82	$(0.06	) (c)	$(1.71)	$(1.77)	$ —	$(1.56)	$(1.56)
2001 - Class B Shares	13.69	(0.09	) (c)	(1.68)	(1.77)	—	(1.56)	(1.56)
2001 - Class C Shares	13.72	(0.08	) (c)	(1.71)	(1.79)	—	(1.56)	(1.56)
2001 - Institutional Shares	14.00	(0.02	) (c)	(1.74)	(1.76)	(0.06)	(1.56)	(1.62)
2001 - Service Shares	13.86	(0.05	) (c)	(1.71)	(1.76)	—	(1.56)	(1.56)

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	11.75	—	(c)	2.78	2.78	—	(0.71)	(0.71)
2000 - Class B Shares	11.71	(0.04	) (c)	2.73	2.69	—	(0.71)	(0.71)
2000 - Class C Shares	11.72	(0.04	) (c)	2.75	2.71	—	(0.71)	(0.71)
2000 - Institutional Shares	11.82	0.10	(c)	2.79	2.89	—	(0.71)	(0.71)
2000 - Service Shares	11.76	0.01	(c)	2.80	2.81	—	(0.71)	(0.71)

FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	12.20	0.05		(0.50)	(0.45)	—	—	—
1999 - Class B Shares	12.19	0.03		(0.51)	(0.48)	—	—	—
1999 - Class C Shares	12.20	0.04		(0.52)	(0.48)	—	—	—
1999 - Institutional Shares	12.23	0.18		(0.59)	(0.41)	—	—	—
1999 - Service Shares	12.20	0.08		(0.52)	(0.44)	—	—	—

FOR THE PERIOD ENDED JANUARY 31,

1999 - Class A Shares (commenced October 1, 1998)	10.00	(0.03)		2.23	2.20	—	—	—
1999 - Class B Shares (commenced October 1, 1998)	10.00	(0.02)		2.21	2.19	—	—	—
1999 - Class C Shares (commenced October 1, 1998)	10.00	(0.01)		2.21	2.20	—	—	—
1999 - Institutional Shares (commenced October 1, 1998)	10.00	(0.01)		2.24	2.23	—	—	—
1999 - Service Shares (commenced October 1, 1998)	10.00	(0.03)		2.23	2.20	—	—	—

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EUROPEAN EQUITY FUND

							Ratios assuming no
							expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$10.49	(13.77)%	$119,077	1.79	%(b)	(0.97	)% (b)	2.01	% (b)	(1.19	)% (b)	61%
10.36	(13.91)	3,664	2.29	(b)	(1.46	) (b)	2.51	(b)	(1.68	) (b)	61
10.37	(14.10)	1,475	2.29	(b)	(1.42	) (b)	2.51	(b)	(1.64	) (b)	61
10.62	(13.49)	12,304	1.14	(b)	(0.30	) (b)	1.36	(b)	(0.52	) (b)	61
10.54	(13.66)	2	1.64	(b)	(0.80	) (b)	1.86	(b)	(1.02	) (b)	61

13.82	24.04	139,966	1.79		0.02		2.17		(0.36)		98
13.69	23.32	4,538	2.29		(0.27)		2.67		(0.65)		98
13.72	23.48	1,482	2.29		(0.26)		2.67		(0.64)		98
14.00	24.85	14,630	1.14		0.70		1.52		0.32		98
13.86	24.28	2	1.64		0.09		2.02		(0.29)		98

11.75	(3.69)	74,862	1.79	(b)	0.80	(b)	2.29	(b)	0.30	(b)	54
11.71	(3.94)	879	2.29	(b)	0.43	(b)	2.79	(b)	(0.07	) (b)	54
11.72	(3.93)	388	2.29	(b)	0.42	(b)	2.79	(b)	(0.08	) (b)	54
11.82	(3.35)	5,965	1.14	(b)	1.53	(b)	1.64	(b)	1.03	(b)	54
11.76	(3.61)	2	1.64	(b)	1.10	(b)	2.14	(b)	0.60	(b)	54

12.20	22.00	61,151	1.79	(b)	(1.19	) (b)	2.80	(b)	(2.20	) (b)	70
12.19	21.90	432	2.29	(b)	(1.78	) (b)	3.30	(b)	(2.79	) (b)	70
12.20	22.00	587	2.29	(b)	(1.83	) (b)	3.30	(b)	(2.84	) (b)	70
12.23	22.30	12,740	1.14	(b)	(0.33	) (b)	2.15	(b)	(1.34	) (b)	70
12.20	22.00	2	1.64	(b)	(0.69	) (b)	2.65	(b)	(1.70	) (b)	70

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from investment operations				Distributions to shareholders

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	In excess of net investment income	From net realized gains	Total distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2001 - Class A Shares	$ 23.59	$ (0.07	) (c)	$(3.56)	$(3.63)	$ —	$ —	$(2.13)	$(2.13)
2001 - Class B Shares	23.14	(0.12	) (c)	(3.49)	(3.61)	—	—	(2.13)	(2.13)
2001 - Class C Shares	22.89	(0.12	) (c)	(3.45)	(3.57)	—	—	(2.13)	(2.13)
2001 - Institutional Shares	24.06	(0.01	) (c)	(3.64)	(3.65)	—	—	(2.13)	(2.13)
2001 - Service Shares	23.65	(0.06	) (c)	(3.57)	(3.63)	—	—	(2.13)	(2.13)

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	23.12	(0.03	) (c)	3.41	3.38	(0.10)	(0.24)	(2.57)	(2.91)
2000 - Class B Shares	22.73	(0.16	) (c)	3.38	3.22	(0.07)	(0.17)	(2.57)	(2.81)
2000 - Class C Shares	22.54	(0.14	) (c)	3.35	3.21	(0.09)	(0.20)	(2.57)	(2.86)
2000 - Institutional Shares	23.49	0.14	(c)	3.46	3.60	(0.14)	(0.32)	(2.57)	(3.03)
2000 - Service Shares	23.14	(0.01	) (c)	3.45	3.44	(0.11)	(0.25)	(2.57)	(2.93)

FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	21.92	0.04		1.16	1.20	—	—	—	—
1999 - Class B Shares	21.63	(0.02)		1.12	1.10	—	—	—	—
1999 - Class C Shares	21.45	(0.03)		1.12	1.09	—	—	—	—
1999 - Institutional Shares	22.20	0.12	(c)	1.17 (c)	1.29	—	—	—	—
1999 - Service Shares	21.93	0.06		1.15	1.21	—	—	—	—

FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	19.85	(0.06)		3.24	3.18	—	—	(1.11)	(1.11)
1999 - Class B Shares	19.70	(0.17)		3.21	3.04	—	—	(1.11)	(1.11)
1999 - Class C Shares	19.56	(0.15)		3.15	3.00	—	—	(1.11)	(1.11)
1999 - Institutional Shares	19.97	0.03		3.31	3.34	—	—	(1.11)	(1.11)
1999 - Service Shares	19.84	(0.04)		3.24	3.20	—	—	(1.11)	(1.11)

1998 - Class A Shares	19.32	0.03		2.04	2.07	—	(0.30)	(1.24)	(1.54)
1998 - Class B Shares	19.24	(0.08)		2.02	1.94	—	(0.25)	(1.23)	(1.48)
1998 - Class C Shares (commenced August 15, 1997)	22.60	(0.04)		(1.38)	(1.42)	—	(0.38)	(1.24)	(1.62)
1998 - Institutional Shares	19.40	0.10		2.11	2.21	(0.07)	(0.33)	(1.24)	(1.64)
1998 - Service Shares	19.34	0.02		2.06	2.08	—	(0.35)	(1.23)	(1.58)

1997 - Class A Shares	17.20	0.10		2.23	2.33	—	—	(0.21)	(0.21)
1997 - Class B Shares (commenced May 1, 1996)	18.91	(0.06)		0.60	0.54	—	—	(0.21)	(0.21)
1997 - Institutional Shares (commenced February 7, 1996)	17.45	0.04		2.15	2.19	(0.03)	—	(0.21)	(0.24)
1997 - Service Shares (commenced March 6, 1996)	17.70	(0.02)		1.87	1.85	—	—	(0.21)	(0.21)

1996 - Class A Shares	14.52	0.13		4.00	4.13	(0.58)	—	(0.87)	(1.45)

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL EQUITY FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$17.83	(16.20)%	$1,228,214	1.79	% (b)	(0.73	)% (b)	1.79	% (b)	(0.73	)% (b)	42%
17.40	(16.44)	62,364	2.29	(b)	(1.23	) (b)	2.29	(b)	(1.23	) (b)	42
17.19	(16.45)	19,703	2.29	(b)	(1.24	) (b)	2.29	(b)	(1.24	) (b)	42
18.28	(15.92)	321,627	1.14	(b)	(0.09	) (b)	1.14	(b)	(0.09	) (b)	42
17.89	(16.15)	5,428	1.64	(b)	(0.63	) (b)	1.64	(b)	(0.63	) (b)	42

23.59	14.68	1,343,869	1.79		(0.12)		1.84		(0.17)		79
23.14	14.20	80,274	2.29		(0.65)		2.34		(0.70)		79
22.89	14.28	22,031	2.29		(0.59)		2.34		(0.64)		79
24.06	15.45	325,161	1.14		0.54		1.19		0.49		79
23.65	15.00	3,789	1.64		(0.02)		1.69		(0.07)		79

23.12	5.47	943,473	1.79	(b)	0.31	(b)	1.84	(b)	0.26	(b)	61
22.73	5.09	68,691	2.29	(b)	(0.19	) (b)	2.34	(b)	(0.24	) (b)	61
22.54	5.08	11,241	2.29	(b)	(0.26	) (b)	2.34	(b)	(0.31	) (b)	61
23.49	5.81	180,564	1.14	(b)	0.89	(b)	1.19	(b)	0.84	(b)	61
23.14	5.52	3,852	1.64	(b)	0.47	(b)	1.69	(b)	0.42	(b)	61

21.92	16.39	947,973	1.73		(0.28)		1.82		(0.37)		113
21.63	15.80	69,231	2.24		(0.79)		2.32		(0.87)		113
21.45	15.70	11,619	2.24		(0.98)		2.32		(1.06)		113
22.20	17.09	111,315	1.13		0.23		1.21		0.15		113
21.93	16.49	3,568	1.63		(0.18)		1.71		(0.26)		113

19.85	11.12	697,590	1.67		(0.27)		1.80		(0.40)		40
19.70	10.51	55,324	2.20		(0.90)		2.30		(1.00)		40
19.56	(5.92)	3,369	2.27	(b)	(1.43	) (b)	2.37	(b)	(1.53	) (b)	40
19.97	11.82	56,263	1.08		0.30		1.18		0.20		40
19.84	11.25	3,035	1.55		(0.36)		1.65		(0.46)		40

19.32	13.48	536,283	1.69		(0.07)		1.88		(0.26)		38
19.24	2.83	19,198	2.23	(b)	(0.97	) (b)	2.38	(b)	(1.12	) (b)	38
19.40	12.53	68,374	1.10	(b)	0.43	(b)	1.25	(b)	0.28	(b)	38
19.34	10.42	674	1.60	(b)	(0.40	) (b)	1.75	(b)	(0.55	) (b)	38

17.20	28.68	330,860	1.52		0.26		1.77		0.01		68

GOLDMAN SACHS JAPANESE EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

	Income from investment operations				Distributions to shareholders

	Net asset value at beginning of period	Net investment loss	Net realized and unrealized gains (loss)	Total from investment operations	From net investment income	In excess of net investment income	From net realized gains	Total distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2001 - Class A Shares	$15.77	$(0.09) (c)	$(4.09)	$(4.18)	$—	$—	$(1.01)	$(1.01)
2001 - Class B Shares	15.63	(0.12) (c)	(4.05)	(4.17)	—	—	(1.01)	(1.01)
2001 - Class C Shares	15.58	(0.12) (c)	(4.03)	(4.15)	—	—	(1.01)	(1.01)
2001 - Institutional Shares	15.96	(0.04) (c)	(4.15)	(4.19)	—	—	(1.01)	(1.01)
2001 - Service Shares	15.83	(0.07) (c)	(4.11)	(4.18)	—	—	(1.01)	(1.01)

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	16.24	(0.20) (c)	1.67	1.47	—	(0.21)	(1.73)	(1.94)
2000 - Class B Shares	16.14	(0.28) (c)	1.68	1.40	—	(0.18)	(1.73)	(1.91)
2000 - Class C Shares	16.16	(0.28) (c)	1.64	1.36	—	(0.21)	(1.73)	(1.94)
2000 - Institutional Shares	16.36	(0.09) (c)	1.67	1.58	—	(0.25)	(1.73)	(1.98)
2000 - Service Shares	16.22	(0.16) (c)	1.65	1.49	—	(0.15)	(1.73)	(1.88)

FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	11.06	(0.06)	5.24	5.18	—	—	—	—
1999 - Class B Shares	11.03	(0.09)	5.20	5.11	—	—	—	—
1999 - Class C Shares	11.04	(0.08)	5.20	5.12	—	—	—	—
1999 - Institutional Shares	11.10	(0.03)	5.29	5.26	—	—	—	—
1999 - Service Shares	11.04	(0.06)	5.24	5.18	—	—	—	—

FOR THE PERIOD ENDED JANUARY 31,

1999 - Class A Shares (commenced May 1, 1998)	10.00	(0.06)	1.12	1.06	—	—	—	—
1999 - Class B Shares (commenced May 1, 1998)	10.00	(0.08)	1.11	1.03	—	—	—	—
1999 - Class C Shares (commenced May 1, 1998)	10.00	(0.09)	1.13	1.04	—	—	—	—
1999 - Institutional Shares (commenced May 1, 1998)	10.00	(0.02)	1.13	1.11	(0.01)	—	—	(0.01)
1999 - Service Shares (commenced May 1, 1998)	10.00	(0.05)	1.09	1.04	—	—	—	—

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c) Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS JAPANESE EQUITY FUND

Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets	Ratio of net investment loss to average net assets	Ratio of expenses to average net assets	Ratio of net investment loss to average net assets	Portfolio turnover rate

$10.58	(27.54)%	$37,182	1.80	%(b)	(1.28	)% (b)	1.99	% (b)	(1.47	)% (b)	25%
10.45	(27.73)	3,017	2.30	(b)	(1.77	) (b)	2.49	(b)	(1.96	) (b)	25
10.42	(27.69)	1,923	2.30	(b)	(1.76	) (b)	2.49	(b)	(1.95	) (b)	25
10.76	(27.27)	7,851	1.15	(b)	(0.57	) (b)	1.34	(b)	(0.76	) (b)	25
10.64	(27.44)	2	1.58	(b)	(1.05	) (b)	1.84	(b)	(1.24	) (b)	25

15.77	8.47	69,741	1.74		(1.20)		2.10		(1.56)		60
15.63	8.12	5,783	2.24		(1.67)		2.60		(2.03)		60
15.58	7.82	4,248	2.24		(1.66)		2.60		(2.02)		60
15.96	9.14	27,768	1.09		(0.53)		1.45		(0.89)		60
15.83	8.65	3	1.59		(0.94)		1.95		(1.30)		60

16.24	46.84	34,279	1.70	(b)	(1.17	) (b)	2.62	(b)	(2.09	) (b)	44
16.14	46.33	4,219	2.20	(b)	(1.57	) (b)	3.12	(b)	(2.49	) (b)	44
16.16	46.41	3,584	2.20	(b)	(1.81	) (b)	3.12	(b)	(2.73	) (b)	44
16.36	47.40	22,709	1.05	(b)	(0.37	) (b)	1.97	(b)	(1.29	) (b)	44
16.22	46.92	3	1.55	(b)	(0.74	) (b)	2.47	(b)	(1.66	) (b)	44

11.06	10.60	8,391	1.64	(b)	(1.20	) (b)	4.18	(b)	(3.74	) (b)	53
11.03	10.30	1,427	2.15	(b)	(1.76	) (b)	4.69	(b)	(4.30	) (b)	53
11.04	10.40	284	2.15	(b)	(1.69	) (b)	4.69	(b)	(4.23	) (b)	53
11.10	11.06	11,418	1.03	(b)	(0.36	) (b)	3.57	(b)	(2.90	) (b)	53
11.04	10.43	2	1.53	(b)	(0.68	) (b)	4.07	(b)	(3.22	) (b)	53

GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND (d)
Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

		Income from investment operations				Distributions to shareholders

	Net asset value, beginning of period	Net investment loss		Net realized and unrealized gain (loss)	Total from investment operations	In excess of net investment income	From net realized gains	Total distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28,

2001 - Class A Shares	$16.12	$(0.08	) (c)	$(3.48)	$(3.56)	$ —	$(0.98)	$(0.98)
2001 - Class B Shares	15.98	(0.11	) (c)	(3.45)	(3.56)	—	(0.98)	(0.98)
2001 - Class C Shares	15.97	(0.11	) (c)	(3.45)	(3.56)	—	(0.98)	(0.98)
2001 - Institutional Shares	16.37	(0.04	) (c)	(3.55)	(3.59)	—	(0.98)	(0.98)
2001 - Service Shares	16.16	(0.07	) (c)	(3.49)	(3.56)	—	(0.98)	(0.98)

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	13.24	(0.12	) (c)	3.52	3.40	—	(0.52)	(0.52)
2000 - Class B Shares	13.19	(0.18	) (c)	3.49	3.31	—	(0.52)	(0.52)
2000 - Class C Shares	13.19	(0.19	) (c)	3.49	3.30	—	(0.52)	(0.52)
2000 - Institutional Shares	13.35	(0.03	) (c)	3.57	3.54	—	(0.52)	(0.52)
2000 - Service Shares	13.24	(0.10	) (c)	3.54	3.44	—	(0.52)	(0.52)

FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	10.62	(0.03)		2.65	2.62	—	—	—
1999 - Class B Shares	10.61	(0.08	) (c)	2.66	2.58	—	—	—
1999 - Class C Shares	10.61	(0.08	) (c)	2.66	2.58	—	—	—
1999 - Institutional Shares	10.66	—		2.69	2.69	—	—	—
1999 - Service Shares	10.61	(0.02)		2.65	2.63	—	—	—

FOR THE PERIOD ENDED JANUARY 31,

1999 - Class A Shares (commenced May 1, 1998)	10.00	(0.04)		0.66	0.62	—	—	—
1999 - Class B Shares (commenced May 1, 1998)	10.00	(0.10)		0.71	0.61	—	—	—
1999 - Class C Shares (commenced May 1, 1998)	10.00	(0.06)		0.67	0.61	—	—	—
1999 - Institutional Shares (commenced May 1, 1998)	10.00	—		0.67	0.67	(0.01)	—	(0.01)
1999 - Service Shares (commenced May 1, 1998)	10.00	(0.02)		0.63	0.61	—	—	—

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	As of December 29, 2000, the Fund’s name changed from the International Small Cap Fund to the International Growth Opportunities Fund.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment loss to average net assets		Ratio of expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate

$11.58	(22.40)%	$244,413	2.05	% (b)	(1.20	)% (b)	2.05	% (b)	(1.20	)% (b)	33%
11.44	(22.60)	2,156	2.55	(b)	(1.70	) (b)	2.55	(b)	(1.70	) (b)	33
11.43	(22.62)	2,337	2.55	(b)	(1.65	) (b)	2.55	(b)	(1.65	) (b)	33
11.80	(22.24)	142,591	1.40	(b)	(0.56	) (b)	1.40	(b)	(0.56	) (b)	33
11.62	(22.34)	6	1.90	(b)	(1.16	) (b)	1.90	(b)	(1.16	) (b)	33

16.12	26.26	327,697	2.05		(0.79)		2.22		(0.96)		73
15.98	25.66	2,827	2.55		(1.16)		2.72		(1.33)		73
15.97	25.58	3,672	2.55		(1.23)		2.72		(1.40)		73
16.37	27.12	187,075	1.40		(0.19)		1.57		(0.36)		73
16.16	26.57	3	1.90		(0.63)		2.07		(0.80)		73

13.24	24.67	69,458	2.05	(b)	(0.68	) (b)	2.42	(b)	(1.05	) (b)	58
13.19	24.32	303	2.55	(b)	(1.16	) (b)	2.92	(b)	(1.53	) (b)	58
13.19	24.32	419	2.55	(b)	(1.21	) (b)	2.92	(b)	(1.58	) (b)	58
13.35	25.24	65,772	1.40	(b)	(0.05	) (b)	1.77	(b)	(0.42	) (b)	58
13.24	24.79	2	1.90	(b)	(0.35	) (b)	2.27	(b)	(0.72	) (b)	58

10.62	6.20	33,002	2.02	(b)	(1.03	) (b)	3.60	(b)	(2.61	) (b)	96
10.61	6.10	213	2.51	(b)	(1.30	) (b)	4.09	(b)	(2.88	) (b)	96
10.61	6.10	175	2.51	(b)	(1.45	) (b)	4.09	(b)	(3.03	) (b)	96
10.66	6.67	36,992	1.40	(b)	(0.19	) (b)	2.98	(b)	(1.77	) (b)	96
10.61	6.10	2	1.90	(b)	(0.26	) (b)	3.48	(b)	(1.84	) (b)	96

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from investment operations				Distributions to shareholders

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	In excess of net investment income	From net realized gains	Total distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2001 - Class A Shares	$10.83	$(0.05	) (c)	$(2.07)	$(2.12)	$ —	$ —	$(0.36)	$(0.36)
2001 - Class B Shares	10.72	(0.07	) (c)	(2.05)	(2.12)	—	—	(0.36)	(0.36)
2001 - Class C Shares	10.75	(0.07	) (c)	(2.06)	(2.13)	—	—	(0.36)	(0.36)
2001 - Institutional Shares	11.02	(0.02	) (c)	(2.11)	(2.13)	—	—	(0.36)	(0.36)
2001 - Service Shares	10.63	(0.02	) (c)	(2.03)	(2.05)	—	—	(0.36)	(0.36)

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	9.26	(0.05	) (c)	1.62	1.57	—	—	—	—
2000 - Class B Shares	9.21	(0.11	) (c)	1.62	1.51	—	—	—	—
2000 - Class C Shares	9.24	(0.10	) (c)	1.61	1.51	—	—	—	—
2000 - Institutional Shares	9.37	0.01	(c)	1.64	1.65	—	—	—	—
2000 - Service Shares	9.05	0.01	(c)	1.57	1.58	—	—	—	—

FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	7.04	(0.01)		2.23	2.22	—	—	—	—
1999 - Class B Shares	7.03	(0.03)		2.21	2.18	—	—	—	—
1999 - Class C Shares	7.05	(0.03)		2.22	2.19	—	—	—	—
1999 - Institutional Shares	7.09	0.02		2.26	2.28	—	—	—	—
1999 - Service Shares	6.87	0.01		2.17	2.18	—	—	—	—

FOR THE YEAR ENDED JANUARY 31,

1999 - Class A Shares	9.69	0.04		(2.40)	(2.36)	(0.07)	(0.22)	—	(0.29)
1999 - Class B Shares	9.69	0.03		(2.41)	(2.38)	(0.07)	(0.21)	—	(0.28)
1999 - Class C Shares	9.70	0.01		(2.39)	(2.38)	(0.07)	(0.20)	—	(0.27)
1999 - Institutional Shares	9.70	0.06		(2.36)	(2.30)	(0.08)	(0.23)	—	(0.31)
1999 - Service Shares	9.69	(0.13)		(2.41)	(2.28)	(0.07)	(0.21)	—	(0.28)

FOR THE PERIOD ENDED JANUARY 31,

1998 - Class A Shares (commenced December 15, 1997)	10.00	—		(0.31)	(0.31)	—	—	—	—
1998 - Class B Shares (commenced December 15, 1997)	10.00	—		(0.31)	(0.31)	—	—	—	—
1998 - Class C Shares (commenced December 15, 1997)	10.00	—		(0.30)	(0.30)	—	—	—	—
1998 - Institutional Shares (commenced December 15, 1997)	10.00	0.01		(0.31)	(0.30)	—	—	—	—
1998 - Service Shares (commenced December 15, 1997)	10.00	—		(0.31)	(0.31)	—	—	—	—

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$ 8.35	(19.48)%	$44,273	2.24	% (b)	(1.04	)% (b)	2.30	% (b)	(1.10	)% (b)	74%
8.24	(19.68)	1,808	2.74	(b)	(1.57	) (b)	2.80	(b)	(1.63	) (b)	74
8.26	(19.72)	756	2.74	(b)	(1.60	) (b)	2.80	(b)	(1.66	) (b)	74
8.53	(19.32)	85,395	1.59	(b)	(0.40	) (b)	1.65	(b)	(0.46	) (b)	74
8.22	(19.27)	3	1.54	(b)	(0.39	) (b)	2.15	(b)	(0.45	) (b)	74

10.83	16.95	64,279	2.11		(0.49)		2.30		(0.68)		125
10.72	16.40	2,187	2.61		(1.00)		2.80		(1.19)		125
10.75	16.34	1,304	2.61		(0.96)		2.80		(1.15)		125
11.02	17.61	145,774	1.46		0.13		1.65		(0.06)		125
10.63	17.46	2	1.96		0.14		2.15		(0.05)		125

9.26	31.53	65,698	2.04	(b)	(0.15	) (b)	2.41	(b)	(0.52	) (b)	63
9.21	31.01	972	2.54	(b)	(0.71	) (b)	2.91	(b)	(281.08	) (b)	63
9.24	31.06	1,095	2.54	(b)	(0.85	) (b)	2.91	(b)	(1.22	) (b)	63
9.37	32.16	108,574	1.39	(b)	0.50	(b)	1.76	(b)	0.13	(b)	63
9.05	31.73	2	1.89	(b)	0.12	(b)	2.26	(b)	(0.25	) (b)	63

7.04	(24.32)	52,704	2.09		0.80		2.53		0.36		153
7.03	(24.51)	459	2.59		0.19		3.03		(0.25)		153
7.05	(24.43)	273	2.59		0.28		3.03		(0.16)		153
7.09	(23.66)	90,189	1.35		1.59		1.79		1.15		153
6.87	(26.17)	1	1.85		(1.84)		2.29		(2.28)		153

9.69	(3.10)	17,681	1.90	(b)	0.55	(b)	5.88	(b)	(3.43	) (b)	3
9.69	(3.10)	64	2.41	(b)	0.05	(b)	6.39	(b)	(3.93	) (b)	3
9.70	(3.00)	73	2.48	(b)	(0.27	) (b)	6.46	(b)	(4.25	) (b)	3
9.70	(3.00)	19,120	1.30	(b)	0.80	(b)	5.28	(b)	(3.18	) (b)	3
9.69	(3.10)	2	2.72	(b)	(0.05	) (b)	6.70	(b)	(4.03	) (b)	3

GOLDMAN SACHS ASIA GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
	Income from investment operations					Distributions to shareholders

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	In excess of net investment income	From net realized gains	Total distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2001 - Class A Shares	$11.16	$(0.03	) (c)	$(1.65)	$(1.68)	$ —	$ —	$ —	$ —
2001 - Class B Shares	10.91	(0.05	) (c)	(1.60)	(1.65)	—	—	—	—
2001 - Class C Shares	10.88	(0.05	) (c)	(1.59)	(1.64)	—	—	—	—
2001 - Institutional Shares	11.41	0.01	(c)	(1.68)	(1.67)	—	—	—	—

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	11.07	(0.05	) (c)	0.14	0.09	—	—	—	—
2000 - Class B Shares	10.88	(0.11	) (c)	0.14	0.03	—	—	—	—
2000 - Class C Shares	10.85	(0.11	) (c)	0.14	0.03	—	—	—	—
2000 - Institutional Shares	11.24	0.01	(c)	0.16	0.17	—	—	—	—

FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	7.79	(0.02)		3.30	3.28	—	—	—	—
1999 - Class B Shares	7.68	(0.04)		3.24	3.20	—	—	—	—
1999 - Class C Shares	7.68	(0.04)		3.21	3.17	—	—	—	—
1999 - Institutional Shares	7.91	0.01		3.36	3.37	—	(0.04)	—	—

FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	8.38	0.07		(0.66)	(0.59)	—	—	—	—
1999 - Class B Shares	8.31	0.01		(0.64)	(0.63)	—	—	—	—
1999 - Class C Shares	8.29	—		(0.61)	(0.61)	—	—	—	—
1999 - Institutional Shares	8.44	0.03		(0.56)	(0.53)	—	—	—	—

1998 - Class A Shares	16.31	—		(7.90)	(7.90)	—	(0.03)	—	(0.03)
1998 - Class B Shares	16.24	0.01		(7.91)	(7.90)	—	(0.03)	—	(0.03)
1998 - Class C Shares (commenced August 15, 1997)	15.73	0.01		(7.42)	(7.41)	—	(0.03)	—	(0.03)
1998 - Institutional Shares	16.33	0.10		(7.96)	(7.86)	(0.03)	—	—	(0.03)

1997 - Class A Shares	16.49	0.06		(0.11)	(0.05)	(0.12)	—	(0.01)	(0.13)
1997 - Class B Shares (commenced May 1, 1996)	17.31	(0.05)		(0.48)	(0.53)	(0.51)	(0.03)	—	(0.54)
1997 - Institutional Shares (commenced February 2, 1996)	16.61	0.04		(0.11)	(0.07)	(0.11)	(0.06)	(0.04)	(0.21)

1996 - Class A Shares	13.31	0.17		3.44	3.61	(0.12)	(0.14)	(0.17)	(0.43)

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS ASIA GROWTH FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$ 9.48	(14.98)%	$ 50,473	1.85	% (b)	(0.53	)% (b)	2.29	% (b)	(0.97	)% (b)	171%
9.26	(15.05)	4,906	2.35	(b)	(1.05	) (b)	2.79	(b)	(1.49	) (b)	171
9.24	(15.00)	1,409	2.35	(b)	(1.03	) (b)	2.79	(b)	(1.47	) (b)	171
9.74	(14.56)	3,467	1.20	(b)	0.13	(b)	1.64	(b)	(0.31	) (b)	171

11.16	0.72	86,458	1.85		(0.39)		2.30		(0.84)		207
10.91	0.18	6,849	2.35		(0.91)		2.80		(1.36)		207
10.88	0.18	2,265	2.35		(0.91)		2.80		(1.36)		207
11.41	1.42	5,236	1.20		0.12		1.65		(0.33)		207

11.07	42.11	84,269	1.85	(b)	(0.38	) (b)	2.27	(b)	(0.80	) (b)	96
10.88	41.67	7,258	2.35	(b)	(0.90	) (b)	2.77	(b)	(1.32	) (b)	96
10.85	41.28	2,281	2.35	(b)	(0.89	) (b)	2.77	(b)	(1.31	) (b)	96
11.24	42.61	12,363	1.20	(b)	(0.14	) (b)	1.62	(b)	(0.28	) (b)	96

7.79	(7.04)	59,940	1.93		0.63		2.48		0.08		106
7.68	(7.58)	4,190	2.45		0.10		2.97		(0.42)		106
7.68	(7.36)	999	2.45		0.10		2.97		(0.42)		106
7.91	(6.28)	4,200	1.16		1.10		1.68		0.58		106

8.38	(48.49)	87,437	1.75		0.31		1.99		0.07		105
8.31	(48.70)	3,359	2.30		(0.29)		2.50		(0.49)		105
8.29	(47.17)	436	2.35	(b)	(0.26	) (b)	2.55	(b)	(0.46	) (b)	105
8.44	(48.19)	874	1.11		0.87		1.31		0.67		105

16.31	(1.01)	263,014	1.67		0.20		1.87		—		48
16.24	(6.02)	3,354	2.21	(b)	(0.56	) (b)	2.37	(b)	(0.72	) (b)	48
16.33	(1.09)	13,322	1.10	(b)	0.54	(b)	1.26	(b)	0.38	(b)	48

16.49	26.49	205,539	1.77		1.05		2.02		0.80		88

FUNDS PROFILE

Goldman Sachs Funds

THE GOLDMAN
SACHS ADVANTAGE

Our goal is to deliver:

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and more than $280 billion in assets under management, our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

[1] An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CORESM is a service mark of Goldman, Sachs & Co.
Goldman Sachs Research Select FundSM is a service mark of Goldman, Sachs & Co.
Goldman Sachs Internet Tollkeeper FundSM is a service mark of Goldman, Sachs & Co.
*	Goldman Sachs International Growth Opportunities Fund was formerly Goldman Sachs International Small Cap Fund.